                        SEMIANNUAL REPORT / JUNE 30, 2002

                              AIM BASIC VALUE FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                STILL LIFE (THE CHEST OF DRAWERS) BY PAUL CEZANNE

A CONTEMPORARY OF THE IMPRESSIONISTS, CEZANNE CHALLENGED THE CONVENTIONAL IDEAS

 THEIR WORKS EMBODIED IN THE 19TH CENTURY. AS A RESULT, HIS ART WAS UNDERVALUED

AND OFTEN MISUNDERSTOOD IN HIS LIFETIME. HOWEVER, HIS WORKS AND IDEAS INFLUENCED

THE DEVELOPMENT OF MANY 20TH-CENTURY ARTISTS AND MOVEMENTS, SUCH AS CUBISM, AND

 SOME NOW REGARD HIM AS THE FATHER OF MODERN PAINTING. THIS PIECE EXHIBITS THE

       SIMPLICITY AND DELICATE TONAL HARMONY THAT TYPIFY CEZANNE'S WORK.

================================================================================

AIM Basic Value Fund is for shareholders seeking long-term growth of capital. The fund invests primarily in stocks of U.S. companies believed to be undervalued in relation to long-term earning power or other factors.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Basic Value Fund performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ because of different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM Fund was offered.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

o The unmanaged Lipper Large-Cap Value Fund Index represents an average of the performance of the 30 largest multi-capitalization value funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

    SUPPLEMENT TO     AIM BASIC VALUE FUND
SEMIANNUAL REPORT
    DATED 6/30/02
                      INSTITUTIONAL CLASS SHARES

                      The following information has been prepared to provide
                      Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain standards.
                      Performance of Institutional Class shares will differ from performance of Class A, B, C and R shares due to differing sales charges and class expenses.

                      TOTAL RETURNS                                 Please note that past performance is not
                      For Periods Ended 6/30/02                     indicative of future results. More
                                                                    recent returns may be more or less than
                      Inception (3/15/02)           -13.50%*        those shown. All returns assume
                                                                    reinvestment of distributions at net
                      * Because Institutional Class shares of       asset value. Investment return and
                      the fund have been offered for less than      principal value will fluctuate so your
                      a year (since 3/15/02), total return          shares, when redeemed, may be worth more
                      shown is cumulative total return that         or less than their original cost. See
                      has not been annualized.                      full report for information on
                                                                    comparative benchmarks. If you have
                      SHARE VALUE                   NAV             questions, please consult your fund
                                                                    prospectus or call AIM toll free at
                      3/15/02                   $ 29.63             800-451-4246.
                      6/30/02                   $ 25.63


[AIM FUNDS LOGO]                A I M Distributors, Inc.               BVA-INS-2

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           Our nation and markets have been shaken lately by terrorism
ROBERT H.           and war, an economic downturn, and a two-year bear market
GRAHAM]             for equities. But perhaps most seriously for us as
                    investors, reports of accounting and other irregularities at a few companies have damaged confidence in corporate governance and financial reporting. Such confidence is essential to the efficient functioning of financial markets.
                    We will support legislative or regulatory changes that may be desirable to assure accurate financial disclosure and sounder business ethics.

                       It is worth noting that, despite extensive media
                    coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the U.S. Financial and regulatory institutions and individual firms are already responding.

   For example, by the time you receive this, the New York Stock Exchange likely will have implemented new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors. They raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. They mandate shareholder votes on equity-based compensation such as stock options. They require chief executives to attest to the accuracy and completeness of information provided to investors. As companies and regulators focus on improving standards in this area, I am certain our markets, and investors' trust in them, will become stronger.

   It is also worth noting, as Federal Reserve Chairman Alan Greenspan did in recent Congressional testimony, that our economy is sound, with manufacturing and services expanding. Inflation is under control, and productivity and profits are rising.

   As I write this, the disconnect between the health of the economy and the bearishness of the equity markets is unusual. Major equity indexes are off from 30% to 75% from their highs. AIM's funds have not been immune. I am well aware that your investments in our funds may have declined, perhaps significantly. Since I and the vast majority of AIM employees invest in our funds, directly or through AIM's retirement plans, we understand how unpleasant this has been. All of us at AIM thank you for staying with us during this period. We are working diligently to maintain your trust and confidence.

   While we certainly believe that the worst is behind us, unfortunately we cannot assure you that you will not experience even further declines if equity markets continue to weaken. All we can be sure of is that at some point, hopefully soon, equities will recover. We continue to position our funds for that recovery.

   As always, we encourage you to see your financial advisor for a portfolio checkup and a fresh look at your investing objectives. Especially during such a tough market, it can be difficult to focus on the long term. Your financial advisor can help.

REASONS FOR LONG-TERM OPTIMISM

Despite recent scandals, we caution shareholders against becoming unduly pessimistic. I am optimistic about the long-term prospects for the U.S. and our markets. A great deal of the world's intellectual capital resides within our borders, and our political and business structure has provided unparalleled incentive for hard work and innovation. As noted investor Warren Buffett observed, anyone who has bet against America the past 250 years has lost.

   Other investments also have appealing potential. The likelihood of stable interest rates is strong, and bonds typically do well in such an environment. Internationally, European economic data point to a pickup in manufacturing and consumer confidence, and in Asia, export-led recovery is a dominant theme.

   However, no one anticipates a return to the heady days of the 1990s. Realistic expectations would serve us all well. Over the very long term, annual returns for domestic equities have averaged approximately 10%; fixed-income investments typically return less.

   As we all know, bull markets do end. So do bear markets. We are hopeful that the equity markets, which many experts consider significantly undervalued right now, will soon recover.

   The following pages contain your fund managers' discussion of factors that influenced your fund and how they managed the fund during the six months covered by this report.

   Briefly, Class A shares of AIM Basic Value Fund posted total return of -9.99% at net asset value during the six months ended June 30, 2002. While negative returns are never welcome, the fund did perform better than the S&P 500 Index, which returned -13.15%.

   You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
July 29, 2002

FUND SEEKS BETTER FOOTING IN HOSTILE MARKET

HOW DID THE FUND PERFORM?

AIM Basic Value Fund retreated in the face of a hostile stock market environment during the first six months of 2002.

   For the reporting period ending June 30, 2002, Class A shares returned -9.99%, Class B shares returned -10.23%, Class C shares returned -10.26%, and Class R shares returned -10.04%* (excluding sales charges).

   The benchmark index, the Russell 1000 Value Fund Index, was also down, returning -4.78%. Other relevant market indexes showed similar losses. The Lipper Large Cap Value Fund Index returned -9.11%, and the Standard & Poor's 500 Index returned -13.15% for the six-month period.

GROWTH OF ASSETS AND FUND PERFORMANCE

================================================================================
GROWTH OF NET ASSETS

As of 6/30/02

================================================================================
  [BAR CHART]

  12/31/00      $883.7 MILLION
  6/30/01       $  2.7 BILLION
  12/31/01      $  4.2 BILLION
  6/30/02       $  5.2 BILLION

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/02, including sales charges

================================================================================

CLASS A SHARES
 Inception (10/18/95)        13.71%
  5 Years                    10.04
  1 Year                    -20.08

CLASS B SHARES
 Inception (10/18/95)        13.95%
  5 Years                    10.31
  1 Year                    -20.18

CLASS C SHARES
 Inception (5/3/99)           5.40%
  1 Year                    -16.83

CLASS R SHARES*
 Inception                   14.51%
  5 Years                    11.13
  1 Year                    -15.55

Past performance cannot guarantee comparable future results.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

*Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect additional Class R 12b-1 fees. The inception date of Class A shares is 10/18/95. Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

================================================================================

                                                    CLASS A SHARES
CALENDAR YEAR TOTAL RETURNS (%)                     EXCLUDING SALES CHARGES
================================================================================
 1995        1996        1997        1998         1999        2000        2001
 11.6**      15.1        27.2        7.0          32.0        20.2        0.2

**Inception year

================================================================================

WHAT WERE MARKET CONDITIONS OVER THE REPORTING PERIOD?

The major concerns of the stock market have been well documented--a loss of investor confidence in corporate governance and accounting procedures, business liquidity concerns, weak job creation in the U.S. economy, and a prolonged downturn in the technology sector.

   Nonetheless, economic statistical reports were largely positive, despite the market's slump.

   For example, the Institute for Supply Management (ISM) index rose one-half of one percent in June. The progress marked the fifth straight month of growth following 18 months of decline for this measure of strength in the manufacturing sector.

First quarter gross domestic product (GDP) annualized growth was 5.0%, meaning the economy grew at the fastest pace since the second quarter of 2000. GDP moved higher on the strength of improving business inventories, healthy consumer spending, and a large jump in defense spending. Also, motor vehicle production was up 2.9% in June, and initial unemployment claims fell to a 15-month low of 382,000 in June. New home construction was up 12% in May, the biggest percentage increase in seven years.

   Finally, after 11 interest rate cuts by the Federal Reserve Board during 2001, the central bank left rates unchanged at 1.75% during the first two quarters of 2002.

HOW DID THIS ENVIRONMENT AFFECT THE FUND?

Volatility increased in intensity during the six-month reporting period. Under-performance of AIM Basic Value Fund was concentrated in four sectors--industrials, technology, financials and utilities.

   But with only a few exceptions, the declining stocks in those sectors are believed by managers to retain their intrinsic value. The primary determinant of long-term stock prices is intrinsic value. The recent market losses in the technology sector have been so extreme because market prices had become temporarily disconnected from business value, or intrinsic value.

   Today's market is different from the market of 2000--now there are many quality businesses selling at a discount to their intrinsic value. In fact, the companies most penalized in the recent sell-off are the very companies that are likely to benefit from an improving economy and healthier capital markets. This hostile environment has enabled managers

PORTFOLIO COMPOSITION

As of 6/30/02, based on total net assets

============================================================================================
TOP 10 HOLDINGS                                    TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------
 1. H&R Block, Inc.                          3.4%   1. Diversified Financial Services  13.0%

 2. Waste Management, Inc.                   3.1    2. Banks                            7.0

 3. J.P. Morgan Chase & Co.                  2.9    3. Oil & Gas Drilling               6.4

 4. Tyco International Ltd. (Bermuda)        2.7    4. Property & Casualty Insurance    5.1

 5. Kroger Corp. (The)                       2.7    5. Diversified Commercial Services  4.9

 6. Interpublic Group of Cos., Inc. (The)    2.5    6. Building Products                4.3

 7. Gap, Inc. (The)                          2.5    7. Managed Health Care              4.2

 8. Transocean Inc.                          2.5    8. Advertising                      4.2

 9. Computer Associates International, Inc.  2.4    9. Data Processing Services         4.0

10. Weatherford International Ltd. (Bermuda) 2.4   10. Food, Retail                     3.9

TOTAL NET ASSETS: $5.2 BILLION                     TOTAL NUMBER OF HOLDINGS: 59

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
============================================================================================

to build a portfolio that is diversified across a variety of quality companies and has significant upside potential.

   In short, we see clear evidence the economy is recovering, and are optimistic about the portfolio's prospects in this environment. That does not mean the market or fund cannot decline further, but simply that this cost basis should prove rewarding for long-term investors.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We moved to take advantage of the current market sell-off, and as a result turnover was higher than normal. Companies added to the portfolio are believed to offer substantial upside potential, and are expected to benefit from a stronger economy. We believe investors have overreacted to many recent concerns, and we see solid, predictable value in each company we've added to the fund's portfolio.

   We believe the time for a defensive portfolio was in 2000, when valuations were high and the economy was slowing. Twenty-seven months into a bear market and following substantial price declines, we believe the best valuation opportunities are in companies that will benefit from an economic and capital markets recovery.

CAN YOU DISCUSS SOME OF THE FUND'S HOLDINGS?

We have listed below three stocks. Two of them contributed positively to fund performance. One was a disappointment over the reporting period, but we continue to believe in their long-term potential.

   Bank of America is a solid performer for the fund despite its weak sector. The third-largest bank in the U.S., it is the nation's first coast-to-coast bank. Bank of America has 4,500 retail branches in 21 states. It has locations in nearly 40 other countries as well.

   H&R Block continued as a strong performer for the fund, and is the number one holding. Block is the U.S.'s leading tax preparer. Operating from more than 10,000 locations, the company serves nearly 20 million U.S. taxpayers. The company also has tax operations in Canada, Australia, and the United Kingdom.

   Computer Associates is a fund holding hurt by investor overreactions to negative news. The substantial cash flow produced by the company during the past few years clearly confirms our assessment of value. One of the world's largest software companies, the firm offers more than 800 software products.

WHAT WERE CONDITIONS AT THE CLOSE OF THE REPORTING PERIOD?

Markets were volatile as investors kept a close eye on developments at home and abroad. Proposals were being discussed for increased and improved financial disclosure for all public companies, as well as possible reforms in the public accounting industry.

   Corporate profit margins, while disappointing in some cases, were improving, and the Federal Reserve Board appeared ready to leave interest rates unchanged for the near term. Consumer spending, which accounts for about two thirds of economic growth, remained healthy.

   There continued to be a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into stocks. Moreover, stocks were more reasonably priced than they had been in recent years.

PORTFOLIO MANAGEMENT TEAM

 Bret Stanley (Lead Manager)
 Matthew W. Seinsheimer
 Michael J. Simon
 Assisted by Basic Value Team

          See important fund and index disclosures inside front cover.

BOND FUNDS CAN DIVERSIFY YOUR PORTFOLIO

Soaring equity markets in the 1990s focused media attention on stocks and stock funds.

   But don't overlook bond funds. Because bonds often behave differently than stocks, adding bond funds to your portfolio can potentially:

o    Reduce the risk associated with investing only in stock funds

o    Enhance total returns

o    Provide a steady source of income

   Here are a few of bonds' more important characteristics.

HOW BONDS DIFFER FROM STOCKS

Stocks represent ownership in a company; bonds are debt obligations. When you buy a bond, you lend money to a government, agency or company. In return, the borrower agrees to pay you back on a specific date. The borrower also agrees to pay you interest, usually at specific intervals, until the obligation is retired.

   A bond's maturity is determined by the date when the entire loan and the last interest payment are due. If a bond was issued on January 1, 2000, and the entire loan must be paid off by January 1, 2030, the bond has a maturity of 30 years.

SEVERAL FACTORS DETERMINE INTEREST RATES, BOND PRICES

Generally, bonds with longer maturities have higher interest rates. That's because there is usually a greater risk that a borrower will default on a loan over a long period than a short period. Also, it is almost impossible to predict economic conditions many years in the future. Hence, bonds with longer maturities usually must offer higher interest rates to attract buyers.

   But probably the most important factor determining a bond's interest rate is the perceived ability of the borrower to repay. Several credit-rating agencies, including Standard & Poor's (S&P), assess this ability and assign a rating to a bond issue. S&P's highest rating is AAA; its lowest is D. Generally, the lower a bond's rating, the higher its interest rate.

   Prevailing interest rates also are important in determining the rates of newly issued bonds and are a key factor affecting bond prices. For instance, if you own a bond with an interest rate of 7% and the current interest rate for new bonds of similar quality and maturity is 6%, your bond is likely to command a price higher than its face value in the marketplace. Conversely, the market price of your bond will likely drop below face value if interest rates for new bonds of similar quality and maturity rise above 7%.

PRICES VS. YIELDS

Bond prices and yields move in opposite directions. That's because a bond's yield is determined by dividing its interest rate by its current market value. For example, if the market price of a bond with a face value of $1,000 and a 10% interest rate drops to $500, its yield rises to 20%.

   In assessing bond-market trends, analysts tend to quote yields rather than prices. Thus, if analysts report that yields are falling, that means prices are rising; if yields are rising, bond prices are falling. While the financial media tend to focus on the U.S. Treasury market, there are other types of bonds.

                                    [GRAPHIC]

U.S. GOVERNMENT/ AGENCY ISSUES

U.S. Treasury bills, notes and bonds are considered the safest fixed-income investments because they are backed by the full faith and credit of the U.S. government. Treasury bills have maturities of less than one year; Treasury notes from one to 10 years; Treasury bonds have maturities exceeding 10 years. Historically, the 30-year Treasury has been the benchmark for the performance of the bond market in general. Many analysts now prefer to use the 10-year Treasury note.

   Early in 2000, the U.S. Treasury began buying back its longer-maturity bonds, including its 30-year issues. The federal-government surplus was allowing the Treasury to retire some of its debt prematurely. The perception is that the Treasury may eventually retire all of its 30-year bonds and discontinue issuing them.

   In addition to the Treasury, Congress has authorized certain federal-government agencies, such as Ginnie Mae, formerly the Government National Mortgage Association, to issue marketable debt securities. Agency-like corporations operating under government charters, such as Fannie Mae, formerly the Federal National Mortgage Association and Freddie Mac, formerly the Federal Home Loan Mortgage Corporation, also issue bonds.

   Government-Sponsored Enterprises (GSEs) like Fannie Mae and Freddie Mac have been the subject of controversy. Though shareholder-owned, Freddie Mac and Fannie Mae operate under federal charters that help ensure that lenders such as savings and loans have enough money to make new loans and keep mortgage rates affordable. Those federal charters exempt GSEs from state and local corporate income taxes, give them a $2.25 billion line of credit with the Treasury and allow them to borrow at lower interest rates than similarly rated corporations. This "implied government guarantee" has been called into question. This GSE debate will likely not be resolved soon.

                                    [GRAPHIC]

MUNICIPAL BONDS

Municipal bonds (munis) are issued by state and local governments, including cities, school districts and similar entities. Income from these bonds is generally exempt from federal income taxes. Additionally, municipal bonds issued in a state are usually exempt from state income taxes in that state. Munis include revenue bonds, which are supported with income from projects (such as toll roads) and general obligation (GO) bonds, which are funded by tax dollars.

   Because they are supported by tax dollars, GO bonds tend to be more susceptible to the political climate than revenue bonds. Sometimes, state and local governments find it difficult to raise taxes to support bond issues. This has been less of an issue recently as many state and local governments have had revenue surpluses. Retiring revenue bonds is largely dependent on the project's ability to generate sufficient income.

                                    [GRAPHIC]

CORPORATE BONDS

Corporate bonds are issued by companies raising money for working capital or for capital expenditures such as plant construction or equipment purchases.
U.S. government bonds are generally exempt from state income taxes, and municipal bonds are usually exempt from federal income taxes. Corporate bonds are fully taxable. Corporate bonds, whether investment- or non-investment-grade, generally have higher yields than Treasury issues of the same maturity. The difference between these yields is often referred to as the spread. When yield differentials are significant, spreads are said to be wide; when they are close together, spreads are narrow.

                                    [GRAPHIC]

HIGH-YIELD BONDS

High yield or junk bonds are below investment-grade--that is, they have been assigned a rating of BB or lower from a credit-rating agency such as Standard & Poor's based on an evaluation of the issuer's ability to pay off its indebtedness. High-yield bonds are considered riskier than investment-grade bonds, so they generally have higher interest rates. Junk bonds may include municipal and corporate debt securities and the government bonds of certain nations.

   Unlike other types of bonds, high-yield securities tend to benefit from a robust, rapidly growing economy. When the issuers of high-yield bonds experience greater revenue intake, they are better able to meet their debt obligations. Conversely, high-yield bonds tend to underperform during periods of economic uncertainty when investors tend to prefer higher-quality bonds, particularly Treasuries.

                                    [GRAPHIC]

FOREIGN BONDS

Foreign bonds include debt securities issued by non-U.S. governments, corporations, cities and other entities in both developed and developing nations. They can be denominated in U.S. dollars or foreign currencies. They are fully taxable in the United States, and the strength of the dollar relative to other currencies will affect returns for U.S. investors. It is important to note that investing in developing nations involves greater risk than investing in developed markets.

BOND MUTUAL FUNDS ALSO VARIED

Just as there are different types of bonds, there are different types of bond mutual funds. Some invest in only one type of bond, such as U.S. Treasury securities. Others invest in a variety of issues, such as foreign-government bonds and domestic corporate bonds. Some invest in a combination of stocks and bonds. There are bond funds for both conservative and more aggressive investors.

   When investing in bond funds, remember that an investment's return is linked to its risk. For bond funds, risk is directly related to a fund's maturity and credit structure. The higher the return, the higher the risk. Conversely, relatively safe investments offer relatively lower returns.

   A fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in its portfolio and risk factors associated with these securities.

   Your financial advisor is the best person to contact if you have any questions about investing in bonds or a bond fund.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


                                                                 MARKET
                                                 SHARES          VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-97.20%

ADVERTISING-4.18%

Interpublic Group of Cos., Inc. (The)           5,312,700    $  131,542,452
---------------------------------------------------------------------------
Omnicom Group Inc.                              1,841,300        84,331,540
===========================================================================
                                                                215,873,992
===========================================================================

ALUMINUM-0.55%

Alcoa Inc.                                        856,000        28,376,400
===========================================================================

APPAREL RETAIL-2.49%

Gap, Inc. (The)                                 9,057,300       128,613,660
===========================================================================

BANKS-6.98%

Bank of America Corp.                           1,476,799       103,907,578
---------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                1,600,000        54,000,000
---------------------------------------------------------------------------
Bank One Corp.                                  2,543,000        97,854,640
---------------------------------------------------------------------------
FleetBoston Financial Corp.                     3,250,800       105,163,380
===========================================================================
                                                                360,925,598
===========================================================================

BUILDING PRODUCTS-4.28%

American Standard Cos. Inc.(a)                  1,399,000       105,064,900
---------------------------------------------------------------------------
Masco Corp.                                     4,292,600       116,372,386
===========================================================================
                                                                221,437,286
===========================================================================

CONSUMER ELECTRONICS-1.41%

Koninklijke (Royal) Philips Electronics
  N.V.-ADR (Netherlands)                        2,643,098        72,949,505
===========================================================================

DATA PROCESSING SERVICES-3.97%

Ceridian Corp.(a)                               5,946,300       112,860,774
---------------------------------------------------------------------------
First Data Corp.                                2,476,000        92,107,200
===========================================================================
                                                                204,967,974
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.89%

Cendant Corp.(a)                                4,745,000        75,350,600
---------------------------------------------------------------------------
H&R Block, Inc.                                 3,845,400       177,465,210
===========================================================================
                                                                252,815,810
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-12.97%

Citigroup Inc.                                  2,639,597       102,284,384
---------------------------------------------------------------------------
Freddie Mac                                     1,970,400       120,588,480
---------------------------------------------------------------------------
J.P. Morgan Chase & Co.                         4,401,000       149,281,920
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                       2,692,000       109,026,000
---------------------------------------------------------------------------
Morgan Stanley                                  2,470,000       106,407,600
---------------------------------------------------------------------------
Stilwell Financial, Inc.                        4,544,000        82,700,800
===========================================================================
                                                                670,289,184
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE


ELECTRIC UTILITIES-1.23%

PG&E Corp.(a)                                   3,554,000    $   63,581,060
===========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-2.28%

Waters Corp.(a)                                 4,420,000       118,014,000
===========================================================================

EMPLOYMENT SERVICES-0.97%

Robert Half International Inc.(a)               2,160,300        50,334,990
===========================================================================

ENVIRONMENTAL SERVICES-3.12%

Waste Management, Inc.                          6,192,167       161,305,950
===========================================================================

FOOD RETAIL-3.92%

Kroger Co. (The)(a)                             6,946,400       138,233,360
---------------------------------------------------------------------------
Safeway Inc.(a)                                 2,200,000        64,218,000
===========================================================================
                                                                202,451,360
===========================================================================

GENERAL MERCHANDISE STORES-1.74%

Target Corp.                                    2,360,600        89,938,860
===========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.64%

IMS Health Inc.                                 5,235,900        93,984,405
---------------------------------------------------------------------------
McKesson Corp.                                  1,296,900        42,408,630
===========================================================================
                                                                136,393,035
===========================================================================

HEALTH CARE FACILITIES-0.49%

Health Management Associates, Inc.- Class
  A(a)                                          1,261,700        25,423,255
===========================================================================

HOTELS, RESORTS & CRUISE LINES-1.32%

Starwood Hotels & Resorts Worldwide, Inc.       2,074,000        68,213,860
===========================================================================

INDUSTRIAL CONGLOMERATES-2.69%

Tyco International Ltd. (Bermuda)              10,296,000       139,098,960
===========================================================================

INDUSTRIAL MACHINERY-1.49%

Parker-Hannifin Corp.                           1,607,600        76,827,204
===========================================================================

LEISURE PRODUCTS-1.76%

Mattel, Inc.                                    4,325,160        91,174,373
===========================================================================

LIFE & HEALTH INSURANCE-1.80%

UnumProvident Corp.                             3,663,300        93,230,985
===========================================================================

MANAGED HEALTH CARE-4.21%

Anthem, Inc.(a)                                   378,000        25,507,440
---------------------------------------------------------------------------
CIGNA Corp.                                     1,194,000       116,319,480
---------------------------------------------------------------------------
UnitedHealth Group Inc.                           827,200        75,730,160
===========================================================================
                                                                217,557,080
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE

MOVIES & ENTERTAINMENT-1.53%

Walt Disney Co. (The)                           4,175,000    $   78,907,500
===========================================================================

MULTI-UTILITIES & UNREGULATED POWER-2.28%

Duke Energy Corp.                               2,465,000        76,661,500
---------------------------------------------------------------------------
Mirant Corp.(a)                                 5,625,000        41,062,500
===========================================================================
                                                                117,724,000
===========================================================================

OIL & GAS DRILLING-6.43%

ENSCO International Inc.                        4,491,000       122,424,660
---------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)            2,365,000        83,129,750
---------------------------------------------------------------------------
Transocean Inc.                                 4,076,698       126,989,143
===========================================================================
                                                                332,543,553
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.37%

Weatherford International Ltd. (Bermuda)(a)     2,837,000       122,558,400
===========================================================================

PHARMACEUTICALS-1.28%

Bristol-Myers Squibb Co.                        2,580,000        66,306,000
===========================================================================

PROPERTY & CASUALTY INSURANCE-5.12%

ACE Ltd. (Bermuda)                              3,687,000       116,509,200
---------------------------------------------------------------------------
MGIC Investment Corp.                             924,100        62,653,980
---------------------------------------------------------------------------
Radian Group Inc.                               1,747,396        85,360,294
===========================================================================
                                                                264,523,474
===========================================================================

RESTAURANTS-0.14%

Yum! Brands, Inc.(a)                              245,400         7,177,950
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE


SEMICONDUCTOR EQUIPMENT-1.01%

Novellus Systems, Inc.(a)                       1,539,000    $   52,326,000
===========================================================================

SEMICONDUCTORS-1.72%

Altera Corp.(a)                                 1,597,000        21,719,200
---------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)           2,320,000        42,084,800
---------------------------------------------------------------------------
LSI Logic Corp.(a)                              2,895,000        25,331,250
===========================================================================
                                                                 89,135,250
===========================================================================

SYSTEMS SOFTWARE-2.39%

Computer Associates International, Inc.         7,784,900       123,702,061
===========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.55%

Motorola, Inc.                                  5,570,000        80,319,400
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $5,296,624,663)                         5,025,017,969
===========================================================================

MONEY MARKET FUNDS-2.16%

STIC Liquid Assets Portfolio(b)                55,848,687        55,848,687
---------------------------------------------------------------------------
STIC Prime Portfolio(b)                        55,848,687        55,848,687
===========================================================================
    Total Money Market Funds (Cost
      $111,697,374)                                             111,697,374
===========================================================================
TOTAL INVESTMENTS-99.36% (Cost
  $5,408,322,037)                                             5,136,715,343
===========================================================================
OTHER ASSETS LESS LIABILITIES-0.64%                              33,131,692
===========================================================================
NET ASSETS-100.00%                                           $5,169,847,035
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $5,408,322,037)*                               $5,136,715,343
---------------------------------------------------------------
Receivables for:
  Investments sold                                   56,440,992
---------------------------------------------------------------
  Fund shares sold                                   25,034,162
---------------------------------------------------------------
  Dividends                                           4,377,174
---------------------------------------------------------------
Investment for deferred compensation plan                20,965
---------------------------------------------------------------
Collateral for securities loaned                     89,570,055
---------------------------------------------------------------
Other assets                                            233,321
===============================================================
    Total assets                                  5,312,392,012
_______________________________________________________________
===============================================================

LIABILITIES:

Payables for:
  Investments purchased                              21,513,847
---------------------------------------------------------------
  Fund shares reacquired                             24,505,392
---------------------------------------------------------------
  Deferred compensation plan                             20,965
---------------------------------------------------------------
  Collateral upon return of securities loaned        89,570,055
---------------------------------------------------------------
Accrued distribution fees                             5,855,305
---------------------------------------------------------------
Accrued transfer agent fees                             978,811
---------------------------------------------------------------
Accrued operating expenses                              100,602
===============================================================
    Total liabilities                               142,544,977
===============================================================
Net assets applicable to shares outstanding      $5,169,847,035
_______________________________________________________________
===============================================================

NET ASSETS:

Class A                                          $2,695,145,852
_______________________________________________________________
===============================================================
Class B                                          $1,832,352,267
_______________________________________________________________
===============================================================
Class C                                          $  642,330,910
_______________________________________________________________
===============================================================
Class R                                          $        9,344
_______________________________________________________________
===============================================================
Institutional Class                              $        8,662
_______________________________________________________________
===============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                             105,284,546
_______________________________________________________________
===============================================================
Class B                                              74,569,250
_______________________________________________________________
===============================================================
Class C                                              26,143,297
_______________________________________________________________
===============================================================
Class R                                                     365
_______________________________________________________________
===============================================================
Institutional Class                                         338
_______________________________________________________________
===============================================================
Class A:
  Net asset value per share                      $        25.60
---------------------------------------------------------------
  Offering price per share:
    (Net asset value of $25.60 divided by
      94.50%)                                    $        27.09
_______________________________________________________________
===============================================================
Class B:
  Net asset value and offering price per share   $        24.57
_______________________________________________________________
===============================================================
Class C:
  Net asset value and offering price per share   $        24.57
_______________________________________________________________
===============================================================
Class R
  Net asset value and offering price per share   $        25.60
_______________________________________________________________
===============================================================
Institutional Class:
  Net asset value and offering price per share   $        25.63
_______________________________________________________________
===============================================================

* At June 30, 2002, securities with an aggregate market value of $88,137,812 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $199,616)                                      $  21,821,611
--------------------------------------------------------------
Dividends from affiliated money market funds         2,149,708
--------------------------------------------------------------
Security lending income                                181,127
==============================================================
    Total investment income                         24,152,446
==============================================================

EXPENSES:

Advisory fees                                       16,468,056
--------------------------------------------------------------
Administrative services fees                           222,854
--------------------------------------------------------------
Custodian fees                                          97,658
--------------------------------------------------------------
Distribution fees -- Class A                         4,443,547
--------------------------------------------------------------
Distribution fees -- Class B                         8,877,161
--------------------------------------------------------------
Distribution fees -- Class C                         3,190,245
--------------------------------------------------------------
Distribution fees -- Class R                                 4
--------------------------------------------------------------
Transfer agent fees                                  4,923,426
--------------------------------------------------------------
Trustees' fees                                          16,862
--------------------------------------------------------------
Other                                                  716,043
==============================================================
    Total expenses                                  38,955,856
==============================================================
Less: Fees waived                                      (18,341)
--------------------------------------------------------------
    Expenses paid indirectly                           (32,229)
==============================================================
    Net expenses                                    38,905,286
==============================================================
Net investment income (loss)                       (14,752,840)
==============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities        19,377,439
--------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities         (593,803,403)
==============================================================
Net gain (loss) from investment securities        (574,425,964)
==============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(589,178,804)
______________________________________________________________
==============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2002              2001
                                                              --------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $  (14,752,840)   $   (9,594,809)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    option contracts                                              19,377,439      (231,405,003)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (593,803,403)      216,112,590
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (589,178,804)      (24,887,222)
===============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                 --          (114,095)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                 --        (1,004,440)
-----------------------------------------------------------------------------------------------
  Class B                                                                 --          (778,204)
-----------------------------------------------------------------------------------------------
  Class C                                                                 --          (290,032)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        932,833,680     1,619,680,325
-----------------------------------------------------------------------------------------------
  Class B                                                        505,001,550     1,315,483,690
-----------------------------------------------------------------------------------------------
  Class C                                                        149,715,812       379,676,399
-----------------------------------------------------------------------------------------------
  Class R                                                             10,062                --
-----------------------------------------------------------------------------------------------
  Institutional Class                                                 10,000                --
===============================================================================================
    Net increase in net assets                                   998,392,300     3,287,766,421
===============================================================================================

NET ASSETS:

  Beginning of period                                          4,171,454,735       883,688,314
===============================================================================================
  End of period                                               $5,169,847,035    $4,171,454,735
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $5,671,692,288    $4,084,121,184
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (14,775,078)          (22,238)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and option contracts                             (215,463,481)     (234,840,920)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (271,606,694)      322,196,709
===============================================================================================
                                                              $5,169,847,035    $4,171,454,735
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristic and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $101,680,239 as of December 31, 2001 which may be carried forward to offset future gains, if any, which expires, if not previously utilized in the year 2009.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $18,341.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2002, AIM was paid $222,854 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS retained $2,435,033 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2002, the Class A, Class B, Class C and Class R shares paid AIM Distributors $4,443,547, $8,877,161, $3,190,245 and $4 respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $1,091,502 from sales of the Class A shares of the Fund during the six months ended June 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2002, AIM Distributors retained $13,873, $1,813 and $93,896 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $4,512 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $31,688 and reductions in custodian fees of $541 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $32,229.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At June 30, 2002, securities with an aggregate value of $88,137,812 were on loan to brokers. The loans were secured by cash collateral of $89,570,055 received by the Fund and subsequently invested in affiliated money market funds as follows: $44,785,027 in STIC Liquid Assets Portfolio and $44,785,028 in STIC Prime Portfolio. For the six months ended June 30, 2002, the Fund received fees of $181,127 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                        2001          2000
                                     ----------    ----------
Distributions paid from:
  Ordinary income                    $1,140,758    $5,151,715
-------------------------------------------------------------
  Long-term capital gain              1,046,013       669,939
=============================================================
                                     $2,186,771    $5,821,654
_____________________________________________________________
=============================================================


  As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward                     $(101,680,239)
-----------------------------------------------------------
Unrealized appreciation                         189,013,790
===========================================================
                                              $  87,333,551
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily due to tax deferral of losses on wash sales, tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $2,348,261,303 and $751,382,228, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 356,722,129
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (642,309,122)
===========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $(285,586,993)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $5,422,302,336.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                                    SIX MONTHS ENDED                    YEAR ENDED
                                                                      JUNE 30, 2002                  DECEMBER 31, 2001
                                                              -----------------------------    -----------------------------
                                                                SHARES           AMOUNT          SHARES           AMOUNT
                                                              -----------    --------------    -----------    --------------
Sold:
  Class A                                                      43,890,850    $1,247,639,021     70,490,380    $1,992,135,991
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      24,528,645       668,813,401     54,343,509     1,495,352,954
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       7,826,563       213,667,492     16,273,481       449,321,584
----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                            365            10,062             --                --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                               338            10,000             --                --
============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --                --         38,557         1,063,809
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --                --         27,343           726,712
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --                --         10,073           267,758
============================================================================================================================
Reacquired:
  Class A                                                     (11,279,530)     (314,805,341)   (13,646,069)     (373,519,475)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (6,132,937)     (163,811,851)    (6,954,159)     (180,595,976)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,377,036)      (63,951,680)    (2,629,184)      (69,912,943)
============================================================================================================================
                                                               56,457,258    $1,587,571,104    117,953,931    $3,314,840,414
____________________________________________________________________________________________________________________________
============================================================================================================================

*  Class R Shares commenced sales on June 3, 2002.

** Institutional Class Shares commenced sales on March 15, 2002.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                   CLASS A
                                            -------------------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED                                 YEAR ENDED DECEMBER 31,
                                              JUNE 30,            ---------------------------------------------------------------
                                                2002                  2001             2000       1999            1998      1997
                                            ----------------      ---------------    --------    -------         ------    ------
Net asset value, beginning of period           $    28.44           $    28.41       $  23.84    $ 18.13         $17.25    $14.65
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.04)(a)            (0.02)(a)       0.06       0.05(a)        0.04      0.09(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (2.80)                0.06           4.74       5.75           1.16      3.87
=================================================================================================================================
    Total from investment operations                (2.84)                0.04           4.80       5.80           1.20      3.96
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 --                 0.00          (0.03)        --             --     (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --                (0.01)         (0.20)     (0.09)         (0.32)    (1.33)
=================================================================================================================================
    Total distributions                              0.00                (0.01)         (0.23)     (0.09)         (0.32)    (1.36)
=================================================================================================================================
Net asset value, end of period                 $    25.60           $    28.44       $  28.41    $ 23.84         $18.13    $17.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                     (9.99)%               0.16%         20.20%     32.04%          7.02%    27.23%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $2,695,146           $2,066,536       $448,668    $70,791         $9,074    $7,688
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   1.26%(c)             1.30%          1.32%      1.69%          1.74%     2.02%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                1.26%(c)             1.30%          1.32%      1.71%          2.11%     3.00%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                (0.28)%(c)           (0.05)%         0.49%      0.23%          0.25%     0.56%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                16%                  20%            56%        63%           148%       93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,560,212,750.


                                                                                  CLASS B
                                            ------------------------------------------------------------------------------------
                                             SIX MONTHS                             YEAR ENDED DECEMBER 31,
                                                ENDED           ----------------------------------------------------------------
                                              JUNE 30,
                                                2002                2001            2000       1999            1998       1997
                                            ----------------    ---------------   --------    -------         -------    -------
Net asset value, beginning of period           $    27.38         $    27.54      $  23.23    $ 17.79         $ 17.04    $ 14.54
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.13)(a)          (0.19)(a)     (0.02)     (0.09)(a)       (0.08)     (0.01)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (2.68)              0.04          4.53       5.62            1.15       3.83
================================================================================================================================
    Total from investment operations                (2.81)             (0.15)         4.51       5.53            1.07       3.82
================================================================================================================================
Less distributions from net realized gains             --              (0.01)        (0.20)     (0.09)          (0.32)     (1.32)
================================================================================================================================
Net asset value, end of period                 $    24.57         $    27.38      $  27.54    $ 23.23         $ 17.79    $ 17.04
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                    (10.26)%            (0.53)%       19.47%     31.13%           6.34%     26.44%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $1,832,352         $1,538,292      $241,157    $55,785         $17,406    $16,717
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   1.91%(c)           1.95%         1.97%      2.34%           2.39%      2.67%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                1.91%(c)           1.95%         1.97%      2.36%           2.76%      3.65%
================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                (0.93)%(c)         (0.70)%       (0.16)%    (0.42)%         (0.40)%    (0.09)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                16%                20%           56%        63%            148%        93%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,790,145,734.


                                                                                    CLASS C
                                                              ---------------------------------------------------
                                                                                                    MAY 3, 1999
                                                              SIX MONTHS    YEAR ENDED DECEMBER     (DATE SALES
                                                                ENDED               31,             COMMENCED) TO
                                                              JUNE 30,      --------------------    DECEMBER 31,
                                                                2002          2001        2000        1999
                                                              ----------    --------    --------    -------------
Net asset value, beginning of period                           $  27.38     $  27.54    $  23.23       $21.07
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.13)(a)    (0.19)(a)   (0.02)       (0.06)(a)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.68)        0.04        4.53         2.31
=================================================================================================================
    Total from investment operations                              (2.81)       (0.15)       4.51         2.25
=================================================================================================================
Less distributions from net realized gains                           --        (0.01)      (0.20)       (0.09)
=================================================================================================================
Net asset value, end of period                                 $  24.57     $  27.38    $  27.54       $23.23
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                  (10.26)%      (0.53)%     19.47%       10.72%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $642,331     $566,627    $193,863       $7,669
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.91%(c)     1.95%       1.97%        2.34%(d)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.91%(c)     1.95%       1.97%        2.36%(d)
=================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.93)%(c)   (0.70)%     (0.16)%      (0.42)%(d)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                              16%          20%         56%          63%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $643,336,640.
(d)  Annualized.


                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                              (DATE SALES
                                                              COMMENCED) TO
                                                              JUNE 30,
                                                                2002
                                                              -------------
Net asset value, beginning of period                             $27.54
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.01)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.93)
===========================================================================
    Total from investment operations                              (1.94)
===========================================================================
Net asset value, end of period                                   $25.60
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (7.04)
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $    9
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.41%(c)
---------------------------------------------------------------------------
  Without fee waivers                                              1.41%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets       (0.43)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                              16%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b)  Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $9,602.


                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                              MARCH 15, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO JUNE
                                                                   30,
                                                                  2002
                                                              -------------------
Net asset value, beginning of period                                $ 29.63
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.01(a)
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (4.01)
=================================================================================
    Total from investment operations                                  (4.00)
=================================================================================
Net asset value, end of period                                      $ 25.63
_________________________________________________________________________________
=================================================================================
Total return(b)                                                      (13.50)%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $     9
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     0.81%(c)
---------------------------------------------------------------------------------
  Without fee waivers                                                  0.81%(c)
=================================================================================
Ratio of net investment income to average net assets                   0.17%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate                                                  16%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b)  Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $9,573.

AS OF JUNE 30, 2002

BOARD OF TRUSTEES        OFFICERS                                OFFICE OF THE FUND

Robert H. Graham         Robert H. Graham                        11 Greenway Plaza
                         Chairman and President                  Suite 100
Frank S. Bayley                                                  Houston, TX 77046
                         Gary T. Crum
Bruce L. Crockett        Senior Vice President                   INVESTMENT ADVISOR

Albert R. Dowden         Carol F. Relihan                        A I M Advisors, Inc.
                         Senior Vice President and Secretary     11 Greenway Plaza
Edward K. Dunn Jr.                                               Suite 100
                         Dana R. Sutton                          Houston, TX 77046
Jack M. Fields           Vice President and Treasurer
                                                                 TRANSFER AGENT
Carl Frischling          Stuart W. Coco
                         Vice President                          A I M Fund Services, Inc.
Prema Mathai-Davis                                               P.O. Box 4739
                         Melville B. Cox                         Houston, TX 77210-4739
Lewis F. Pennock         Vice President
                                                                 CUSTODIAN
Ruth H. Quigley          Karen Dunn Kelley
                         Vice President                          State Street Bank and Trust Company
Louis S. Sklar                                                   225 Franklin Street
                         Edgar M. Larsen                         Boston, MA 02110
                         Vice President
                                                                 COUNSEL TO THE FUND

                                                                 Ballard Spahr
                                                                 Andrews & Ingersoll, LLP
                                                                 1735 Market Street
                                                                 Philadelphia, PA 19103

                                                                 COUNSEL TO THE TRUSTEES

                                                                 Kramer, Levin, Naftalis & Frankel LLP
                                                                 919 Third Avenue
                                                                 New York, NY 10022

                                                                 DISTRIBUTOR

                                                                 A I M Distributors, Inc.
                                                                 11 Greenway Plaza
                                                                 Suite 100
                                                                 Houston, TX 77046


LET A FAMILY OF FUNDS WORK FOR YOU

================================================================================

                                   [ARTWORK]

                       IF YOU GREW UP IN A LARGE FAMILY,

                          YOU UNDOUBTEDLY REMEMBER THE

                       BENEFITS OF BEING SURROUNDED BY A

                         DIVERSE GROUP OF INDIVIDUALS.

                         PERHAPS YOUR UNCLE WAS GOOD AT

                        FIXING CARS, YOUR MOTHER WAS AN

                        ACE GARDENER AND YOUR SISTER WAS

                          A WHIZ AT MATH. INDEED, THE

                         ADVANTAGES OF BEING PART OF A

                                FAMILY ARE MANY.

================================================================================

And the same concept holds true for a family of mutual funds. By investing with a company that offers a large, diversified family of funds--each with a distinct investment goal and strategy--investors can benefit from flexibility, reduced sales charges and unified record-keeping. After consulting with your financial advisor, you can easily move from a growth fund to an income fund, for example (or vice versa), often without incurring sales charges. The sale or exchange of one mutual fund for another may, of course, have tax consequences.

   By investing in a family of funds, investors can qualify for reduced sales charges and breakpoints. Ways to do so include:

o RIGHTS OF ACCUMULATION - If you buy shares over time, you may be eligible for reduced sales charges once they have met certain minimums.

o LETTER OF INTENT - By promising, in writing, to invest a certain amount of money over a 13-month period, you may qualify for reduced sales charges, depending on the amount invested.

o LARGE INITIAL INVESTMENTS - While most mutual funds allow for relatively small initial investments, larger initial investments may earn you a reduced sales charge.

o DIVIDEND REINVESTMENT - All dividends and capital gains reinvested in a fund buy shares at net asset value (with no sales charge) rather than at the public offering price (which includes a sales charge).

MAKE YOUR FINANCIAL ADVISOR A PART OF THE FAMILY

Every family member is different; each has his or her own unique needs, goals, time horizons, and risk tolerances. Your brother may be concerned about saving for his children's college expenses, while your mother is concerned about her retirement needs. Financial advisors understand this, and an advisor can help identify investments that meet your individual needs, goals and preferences.

   A good financial advisor knows that diversification can reduce risk, since stocks and bonds behave differently in various market conditions. An advisor can help design asset-allocation strategies that combine all your investments and other financial resources into one comprehensive package. The idea is to spread assets over several investment categories--stocks, bonds and cash, to name just three--to minimize risk and to increase the odds that short- and long-range financial goals can be achieved. Indeed, as discussed earlier, one of the advantages of investing in a family of mutual funds is the flexibility to easily exchange funds.

SO REMEMBER:

o Visit your financial advisor annually for a "check-up." You and your advisor can make sure your investments are still on track--or can decide what changes are required.

o Talk to your financial advisor before changing your existing investments--or making any new ones.

o Contact your advisor any time market conditions or world events make you uneasy about your investments. He or she can help you focus on your long-term goals and strategy.

For more complete information about any AIM fund, including the risks, sales charges and expenses, obtain the appropriate prospectus(es) from your financial advisor. Please read the prospectus(es) carefully before you invest or send money.

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS   A I M Management Group Inc. has provided
                                                                                 leadership in the mutual fund industry since
      MORE AGGRESSIVE                            MORE AGGRESSIVE                 1976 and manages approximately $135 billion
                                                                                 in assets for more than 9 million shareholders,
AIM Opportunities I(1,2)                   AIM Developing Markets                including individual investors, corporate
AIM Opportunities II(1,2)                  AIM European Small Company            clients and financial institutions.*
AIM Opportunities III(1,2)                 AIM Asia Pacific Growth(2)
AIM Emerging Growth                        AIM International Emerging Growth         The AIM Family of Funds--Registered
AIM Small Cap Growth(3)                    AIM Global Aggressive Growth          Trademark-- is distributed nationwide.
AIM Aggressive Growth                      AIM European Growth(2)                AIM is a subsidiary of AMVESCAP PLC, one
AIM Mid Cap Growth                         AIM Euroland Growth(4)                of the world's largest independent
AIM Dent Demographic Trends                AIM International Growth(2)           financial services companies with $364
AIM Constellation                          AIM Global Growth                     billion in assets under management.*
AIM Large Cap Growth                       AIM Worldwide Spectrum
AIM Weingarten                             AIM Global Trends
AIM Small Cap Equity                       AIM International Core Equity(2)
AIM Capital Development
AIM Mid Cap Core Equity(2)                       MORE CONSERVATIVE
AIM Select Equity
AIM Premier Equity II(2)                       SECTOR EQUITY FUNDS
AIM Premier Equity(2)
AIM Blue Chip                                    MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                  AIM New Technology
AIM Charter                                AIM Global Science and Technology(2)
AIM Basic Value                            AIM Global Energy(5)
AIM Large Cap Basic Value                  AIM Global Infrastructure(4)
AIM Balanced                               AIM Global Financial Services
AIM Basic Balanced                         AIM Global Health Care
                                           AIM Global Utilities
      MORE CONSERVATIVE                    AIM Real Estate

                                                 MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                   TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                            MORE AGGRESSIVE

AIM High Yield II                          AIM High Income Municipal
AIM High Yield                             AIM Municipal Bond
AIM Strategic Income                       AIM Tax-Free Intermediate
AIM Income                                 AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                            MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund.(3) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (4) On 8/23/02, AIM Euroland Growth Fund and AIM Global Infrastructure Fund were closed to new investors. (5) On 9/1/01 AIM Global Resources Fund was renamed AIM Global Energy Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 6/30/02                                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       BVA-SAR-1

A I M Distributors, Inc.

                        SEMIANNUAL REPORT / JUNE 30, 2002

                            AIM EUROLAND GROWTH FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                  RAIN, STEAM AND SPEED BY J.M.W. TURNER (1844)

  J.M.W. TURNER LIKED TO PAINT EPIC SCENES OF CALAMITY IN WHICH THE FURY OF THE

 ELEMENTS UNDERLINES HUMANITY'S INSIGNIFICANCE WITHIN NATURE'S PLAN. SIMILAR TO

  THE TRAIN FIGHTING THROUGH THE MIXED ELEMENTS, THIS SAME SPIRIT IS PROPELLING

                        EUROPE INTO ECONOMIC LEADERSHIP.

================================================================================

AIM Euroland Growth Fund is for shareholders seeking long-term growth of capital. The fund invests primarily in equity securities of issuers from European countries that are members of the European Economic and Monetary Union
(EMU).

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Euroland Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The fund's average annual total return as of the close of the six-month reporting period ended 6/30/02 (including sales charges) are as follows:
    Class A shares, one year, -23.27%; five years, -5.19%; ten years, 1.48%; inception (7/19/85), 7.44%. Class B shares, one year, -23.26%; five years, -5.05%; inception (4/1/93), 2.56%. Class C shares, one year, -20.16%;
    inception (5/3/99), -10.79%.

o Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI EMU Index includes securities tracked by Morgan Stanley Capital International from ten countries that are a part of the European Monetary Union.

o The unmanaged Standard & Poor's Composite Index of 500 stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           Our nation and markets have been shaken lately by terrorism
ROBERT H.           and war, an economic downturn, and a two-year bear market
GRAHAM]             for equities. But perhaps most seriously for us as
                    investors, reports of accounting and other irregularities at a few companies have damaged confidence in corporate governance and financial reporting. Such confidence is essential to the efficient functioning of financial markets.
                    We will support legislative or regulatory changes that may be desirable to assure accurate financial disclosure and sounder business ethics.

                       It is worth noting that, despite extensive media coverage
                    of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the U.S. Financial and regulatory institutions and individual firms are already responding.

   For example, by the time you receive this, the New York Stock Exchange likely will have implemented new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors. They raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. They mandate shareholder votes on equity-based compensation such as stock options. They require chief executives to attest to the accuracy and completeness of information provided to investors. As companies and regulators focus on improving standards in this area, I am certain our markets, and investors' trust in them, will become stronger.

   It is also worth noting, as Federal Reserve Chairman Alan Greenspan did in recent Congressional testimony, that our economy is sound, with manufacturing and services expanding. Inflation is under control, and productivity and profits are rising.

   As I write this, the disconnect between the health of the economy and the bearishness of the equity markets is unusual. Major equity indexes are off from 30% to 75% from their highs. AIM's funds have not been immune. I am well aware that your investments in our funds may have declined, perhaps significantly. Since I and the vast majority of AIM employees invest in our funds, directly or through AIM's retirement plans, we understand how unpleasant this has been. All of us at AIM thank you for staying with us during this period. We are working diligently to maintain your trust and confidence.

   While we certainly believe that the worst is behind us, unfortunately we cannot assure you that you will not experience even further declines if equity markets continue to weaken. All we can be sure of is that at some point, hopefully soon, equities will recover. We continue to position our funds for that recovery.

   As always, we encourage you to see your financial advisor for a portfolio checkup and a fresh look at your investing objectives. Especially during such a tough market, it can be difficult to focus on the long term. Your financial advisor can help.

REASONS FOR LONG-TERM OPTIMISM

Despite recent scandals, we caution shareholders against becoming unduly pessimistic. I am optimistic about the long-term prospects for the U.S. and our markets. A great deal of the world's intellectual capital resides within our borders, and our political and business structure has provided unparalleled incentive for hard work and innovation. As noted investor Warren Buffett observed, anyone who has bet against America the past 250 years has lost.

   Other investments also have appealing potential. The likelihood of stable interest rates is strong, and bonds typically do well in such an environment. Internationally, European economic data point to a pickup in manufacturing and consumer confidence, and in Asia, export-led recovery is a dominant theme.

   However, no one anticipates a return to the heady days of the 1990s. Realistic expectations would serve us all well. Over the very long term, annual returns for domestic equities have averaged approximately 10%; fixed-income investments typically return less.

   As we all know, bull markets do end. So do bear markets. We are hopeful that the equity markets, which many experts consider significantly undervalued right now, will soon recover.

   The following pages contain your fund managers' discussion of factors that influenced your fund and how they managed the fund during the six months covered by this report.

   Briefly, AIM Euroland Growth Fund returned -10.02% for Class A shares at net asset value for the six months ended June 30, 2002. The fund's benchmark index, the MSCI European Monetary Union (EMU) Index returned -6.62%. European stocks did outperform U.S. stocks as the S&P 500 Index returned -13.15%.

   You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
July 29, 2002

EUROPEAN MARKETS DECLINE BUT EURO GOES HIGHER

HOW DID AIM EUROLAND GROWTH FUND PERFORM DURING THE REPORTING PERIOD?

While European markets were higher at the end of last year, the first half of 2002 has not been met with the same investor enthusiasm. While some European companies actually had positive earnings surprises, accounting concerns in the U.S. continued to reverberate across the Atlantic, dragging down European bourses. Given this environment, for the six-month period ended June 30, 2002, AIM Euroland Growth Fund returned -10.02% for Class A shares, -10.34% for Class B shares and -10.36% for Class C shares, excluding sales charges. By comparison, the fund's benchmark index, the MSCI European Monetary Union (EMU) Index returned -6.62% over the same six-month period. Euroland stocks, however, still fared better than U.S. securities as the S&P 500 Index--frequently used as a general measure of U.S. stock market performance--returned -13.15% for the first half of 2002.

WHAT WERE MARKET CONDITIONS LIKE IN EUROPE?

Although European markets moved higher late last year, European stocks have produced mixed returns thus far in 2002. European markets began the year hampered by negative corporate news in the United States as well as rising unemployment data. Economic conditions began to stabilize, however, and by March unemployment rates began dropping in many of Europe's largest economies. Also, in March, European markets--despite some negative announcements from leading companies--were higher. In the last half of the reporting period, however, continued news of U.S. corporate accounting irregularities seemed to poison sentiment worldwide, dragging down European stock performance. And as in U.S. markets, there was a wide divergence in sector performance. European tech and telecommunications stocks were punished, while there was better demand for more defensive stocks.

WHAT OTHER TRENDS EMERGED IN EUROPEAN MARKETS?

Capitalization and investment style were factors during the reporting period. Although European growth stocks found investor favor late last year, that trend reversed in 2002 as European value stocks began to outperform their European growth stock peers. And, European small-cap stocks performed significantly better than European large-cap securities. This scenario provided a double whammy of sorts for the fund as both its growth style and its large-cap market focus were clearly out of favor.

    On a positive note, the euro strengthened, providing a bonus for dollar-dominated European funds. (see sidebar below) Also, European stocks are currently trading at a deep discount to those in the United States, according to Morgan Stanley. This should make them more appealing to U.S. investors.

===============================================================================

EUROPEAN CURRENCY SHOWS SIGNS OF STRENGTH

For much of its existence, the euro--the single currency for the 12-country euro-zone--has acted like a 90-pound weakling. Launched in January 1999 at US$1.17, the euro has spent nearly all its young life valued well below the dollar. In fact, as the chart to the right illustrates, the euro began 2002 at an uninspiring US$0.88, but by the end of June, the euro was actually flirting with parity--ending the second quarter at US$0.99.

    What does the euro's newfound strength mean for investors and European companies? For U.S. shareholders of dollar-dominated European mutual funds, the strengthening euro provides a currency tailwind. That means a strong euro (vs. the U.S. dollar) converts into more dollars (i.e. gains are magnified and losses lessened) for the fund. A strong euro/weak dollar also benefits U.S. exporters as their products become more affordable in Europe. Conversely, however, European exporters suffer as their goods imported into the U.S. become more expensive to U.S. consumers.

================================================================================

EURO FLIRTS WITH PARITY          Data from 1/1/02-6/30/02                [GRAPH]

 Date      Rate         Date      Rate         Date      Rate         Date      Rate         Date      Rate        Date       Rate
 1-Jan   $0.8895        1-Feb   $0.8618        1-Mar   $0.8655        1-Apr   $0.8806        1-May   $0.9064       3-Jun    $0.9418
 2-Jan    0.9033        4-Feb    0.8698        4-Mar    0.8692        2-Apr    0.8794        2-May    0.9032       4-Jun     0.9393
 3-Jan    0.8989        5-Feb    0.8677        5-Mar    0.8717        3-Apr    0.881         3-May    0.9173       5-Jun     0.9389
 4-Jan    0.8949        6-Feb    0.8674        6-Mar    0.8765        4-Apr    0.8785        6-May    0.9183       6-Jun     0.9475
 7-Jan    0.8931        7-Feb    0.8702        7-Mar    0.8816        5-Apr    0.8783        7-May    0.9148       7-Jun     0.9435
 8-Jan    0.8932        8-Feb    0.8722        8-Mar    0.8749        8-Apr    0.875         8-May    0.9046      10-Jun     0.9445
 9-Jan    0.8913       11-Feb    0.8766       11-Mar    0.8752        9-Apr    0.8811        9-May    0.9093      11-Jun     0.9482
10-Jan    0.8916       12-Feb    0.8768       12-Mar    0.8758       10-Apr    0.8802       10-May    0.914       12-Jun     0.9435
11-Jan    0.8924       13-Feb    0.8709       13-Mar    0.876        11-Apr    0.8824       13-May    0.9121      13-Jun     0.9434
14-Jan    0.8942       14-Feb    0.8737       14-Mar    0.8825       12-Apr    0.8794       14-May    0.9026      14-Jun     0.9461
15-Jan    0.8834       15-Feb    0.8735       15-Mar    0.8828       15-Apr    0.8795       15-May    0.9119      17-Jun     0.9448
16-Jan    0.8831       18-Feb    0.8706       18-Mar    0.8828       16-Apr    0.8828       16-May    0.9109      18-Jun     0.9517
17-Jan    0.8813       19-Feb    0.8763       19-Mar    0.8823       17-Apr    0.8904       17-May    0.9203      19-Jun     0.9577
18-Jan    0.8848       20-Feb    0.8698       20-Mar    0.8855       18-Apr    0.8911       20-May    0.9212      20-Jun     0.9648
21-Jan    0.8837       21-Feb    0.8704       21-Mar    0.8828       19-Apr    0.8926       21-May    0.92        21-Jun     0.9709
22-Jan    0.8871       22-Feb    0.8755       22-Mar    0.8779       22-Apr    0.8894       22-May    0.926       24-Jun     0.9707
23-Jan    0.8785       25-Feb    0.8695       25-Mar    0.877        23-Apr    0.8885       23-May    0.9211      25-Jun     0.9796
24-Jan    0.8782       26-Feb    0.864        26-Mar    0.8768       24-Apr    0.8927       24-May    0.9209      26-Jun     0.9826
25-Jan    0.865        27-Feb    0.8655       27-Mar    0.8725       25-Apr    0.898        27-May    0.9206      27-Jun     0.9883
28-Jan    0.8616       28-Feb    0.8693       28-Mar    0.8713       26-Apr    0.9019       28-May    0.9286      28-Jun     0.9914
29-Jan    0.8657                              29-Mar    0.8717       29-Apr    0.9033       29-May    0.935
30-Jan    0.8613                                                     30-Apr    0.9005       30-May    0.937
31-Jan    0.8593                                                                            31-May    0.9342

Source: Bloomberg

================================================================================

PORTFOLIO COMPOSITION

As of 6/30/02, based on total net assets

==================================================================================================================================
TOP 10 HOLDINGS                                  TOP 10 INDUSTRIES                                 TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------------------------------
 1. TotalFinaElf S.A. (France)            4.5%    1. Banks                                 17.2%    1. France                29.5%

 2. Aventis S.A. (France)                 3.6     2. Integrated Oil & Gas                   9.9     2. Germany               17.8

 3. BNP Paribas S.A. (France)             3.6     3. Pharmaceuticals                        9.5     3. Italy                 10.0

 4. Porsche A.G.-Pfd. (Germany)           2.7     4. Automobile Manufacturers               8.1     4. Netherlands            7.2

 5. ENI S.p.A. (Italy)                    2.6     5. Health Care Supplies                   4.2     5. Spain                  7.0

 6. Essilor International S.A.                    6. Construction & Engineering             3.5     6. United Kingdom         5.2
    Compaqnie D'Optique (France)          2.4
                                                  7. Apparel, Accessories & Luxury Goods    3.3     7. Switzerland            3.6
 7. Schering A.G. (Germany)               2.3
                                                  8. Building Products                      2.8     8. Ireland                3.3
 8. Banco Popular Espanol S.A. (Spain)    2.0
                                                  9. Diversified Financial Services         2.8     9. Sweden                 1.9
 9. Medion A.G. (Germany)                 2.0
                                                 10. Diversified Commercial Services        2.0    10. Finland                1.0
10. Royal Bank of Scotland Group PLC
    (United Kingdom)                      2.0

TOTAL NET ASSETS: $218 MILLION            TOTAL HOLDINGS: 72

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

The fund's exposure to the consumer-discretionary and consumer staples sectors helped performance as these securities have benefited from increased consumer demand. Conversely, our exposure in the telecommunications and health care sectors detracted from performance. Pharmaceutical stocks in general were hard hit as the industry was punished by the derating of a few firms.

CAN YOU DISCUSS SOME PARTICULAR HOLDINGS?

We'll mention three stocks--two that performed well for the fund and one that has recently detracted from fund performance but yet we still find attractive.

    Anglo Irish Bank is a bank that provides financial services primarily to small and mid-size companies in the U.K. and Ireland. The stock has benefited both from the fast-growing Irish economy as well as from a superior business model, which has allowed it to gain market share on a regular basis for several years.

    Porsche is a German automaker with excellent revenue margins and profitability growth. Porsche has streamlined production and now makes only two model lines: the Boxster and the 911. The Boxster has helped revitalize sales in North America.

    Aventis is a Paris-based drug manufacturer that specializes in cardiovascular, central nervous system, oncology and internal medicine formulations. Like many pharmaceutical companies, Aventis actually had earnings that surprised to the upside, but has been punished indiscriminately as the sector has sold off.

WHAT WERE CONDITIONS LIKE AT THE END OF THE REPORTING PERIOD?

It remains to be seen how Europe will fare for the remainder of the year. The global downturn and indeed the U.S. recession impacted Europe more in 2001 than many analysts had predicted. Still, economic data are looking up for the euro area. Even some of Europe's barriers to business--high taxes and strict labor laws--are changing. For instance, in Germany, the former capital gains tax of roughly 50% was abolished in 2002.

    And although many critics condemned the European Central Bank (ECB) for not reducing rates in tandem with the U.S. Federal Reserve, Europe may actually now face less inflation risk than the U.S. Indeed, the ECB's less aggressive stance in lowering interest rates may afford the possibility of ramping up growth through future interest rate reductions.

    Perhaps the most compelling argument for European securities, however, is the region's attractive valuations. With European stocks trading at a discount to their U.S. counterparts, foreign investors could well look to Europe for some attractive opportunities.

================================================================================

PORTFOLIO MANAGEMENT TEAM

Steven Chamberlain
Anand Sunderji

================================================================================


===============================================================================================================
 CALENDAR YEAR TOTAL RETURNS (%)
                                                                       CLASS A SHARES
                                                                       EXCLUDING SALES CHARGES
      1992       1993       1994       1995       1996       1997       1998       1999       2000       2001
    -11.26      28.32      -5.80       9.86      19.61      11.20      16.63      35.14     -15.83     -33.10
===============================================================================================================

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

                                                                MARKET
                                                 SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-88.15%

DENMARK-0.82%

Vestas Wind Systems A.S. (Heavy Electrical
  Equipment)                                       66,000    $  1,797,093
=========================================================================

FINLAND-0.95%

Nokia Oyj (Telecommunications Equipment)          141,300       2,075,115
=========================================================================

FRANCE-29.50%

Accor S.A. (Hotels, Resorts & Cruise Lines)        64,600       2,629,111
-------------------------------------------------------------------------
Altran Technologies S.A. (IT Consulting &
  Services)                                        70,000       2,046,312
-------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                    110,000       7,821,073
-------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                          140,000       7,769,048
-------------------------------------------------------------------------
Carrefour S.A. (Food Retail)                       22,300       1,210,981
-------------------------------------------------------------------------
Compagnie de Saint-Gobain (Building
  Products)(a)                                     88,000       3,963,404
-------------------------------------------------------------------------
Credit Agricole S.A. (Banks)                       89,400       1,993,296
-------------------------------------------------------------------------
Essilor International S.A. Compagnie
  D'Optique (Health Care Supplies)                130,000       5,303,663
-------------------------------------------------------------------------
Hermes International (Apparel, Accessories &
  Luxury Goods)                                     9,316       1,476,147
-------------------------------------------------------------------------
Lagardere S.C.A. (Publishing)                      45,000       1,954,946
-------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton S.A.
  (Apparel, Accessories & Luxury Goods)            59,988       3,031,701
-------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                   74,900       3,900,374
-------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)           60,000       3,662,551
-------------------------------------------------------------------------
Schneider Electric S.A. (Electrical
  Components & Equipment)                          21,700       1,170,872
-------------------------------------------------------------------------
Societe Generale-Class A (Banks)                   28,000       1,850,698
-------------------------------------------------------------------------
Thales S.A. (Aerospace & Defense)                  60,000       2,556,651
-------------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)           60,000       9,774,731
-------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)            32,400       2,204,130
=========================================================================
                                                               64,319,689
=========================================================================

GERMANY-17.81%

Allianz A.G. (Multi-Line Insurance)                11,000       2,228,597
-------------------------------------------------------------------------
Altana A.G. (Pharmaceuticals)                      56,200       3,059,685
-------------------------------------------------------------------------
Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)                                   75,000       3,055,347
-------------------------------------------------------------------------
DaimlerChrysler A.G. (Automobile
  Manufacturers)                                   33,000       1,606,944
-------------------------------------------------------------------------
Deutsche Boerse A.G. (Diversified Financial
  Services)                                        70,000       2,989,696
-------------------------------------------------------------------------
Infineon Technologies A.G.
  (Semiconductors)(a)                             125,000       1,979,423
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
GERMANY-(CONTINUED)

Marschollek, Lautenschlaeger und Partner A.G.
  (Diversified Financial Services)                 24,800    $    776,588
-------------------------------------------------------------------------
Medion A.G. (Distributors)                        117,200       4,297,156
-------------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)                       40,000       1,086,081
-------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                               10,000       2,378,280
-------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)       12,410       5,933,635
-------------------------------------------------------------------------
SAP A.G. (Application Software)                    12,400       1,219,562
-------------------------------------------------------------------------
Schering A.G. (Pharmaceuticals)                    80,000       5,056,223
-------------------------------------------------------------------------
Volkswagen A.G. (Automobile Manufacturers)         65,400       3,162,637
=========================================================================
                                                               38,829,854
=========================================================================

IRELAND-3.29%

Anglo Irish Bank Corp. PLC (Banks)                475,000       3,106,628
-------------------------------------------------------------------------
Bank of Ireland (Banks)                           325,000       4,074,043
=========================================================================
                                                                7,180,671
=========================================================================

ITALY-9.97%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A. (Highways & Railtracks)       380,000       3,159,347
-------------------------------------------------------------------------
Banco Popolare di Verona e Novara Scrl
  (Banks)                                         108,200       1,406,737
-------------------------------------------------------------------------
ENI S.p.A. (Integrated Oil & Gas)                 350,000       5,584,003
-------------------------------------------------------------------------
IntesaBci S.p.A. (Banks)                          342,200       1,047,829
-------------------------------------------------------------------------
Luxottica Group S.p.A.-ADR (Health Care
  Supplies)                                       200,000       3,800,000
-------------------------------------------------------------------------
Mediolanum S.p.A. (Diversified Financial
  Services)                                       132,000         788,757
-------------------------------------------------------------------------
Telecom Italia Mobile S.p.A. (Wireless
  Telecommunication Services)                     354,000       1,448,789
-------------------------------------------------------------------------
Telecom Italia S.p.A. (Integrated
  Telecommunications Services)                    189,100       1,485,992
-------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)                665,600       3,020,860
=========================================================================
                                                               21,742,314
=========================================================================

NETHERLANDS-7.22%

ABN AMRO Holding N.V. (Banks)                     108,400       1,975,435
-------------------------------------------------------------------------
ASML Holding N.V. (Semiconductor
  Equipment)(a)                                    63,000       1,000,750
-------------------------------------------------------------------------
Gucci Group N.V. (Apparel, Accessories &
  Luxury Goods)                                    28,000       2,635,927
-------------------------------------------------------------------------
Heineken N.V. (Brewers)                            35,000       1,541,324
-------------------------------------------------------------------------
ING Groep N.V.-Dutch Ctfs. (Diversified
  Financial Services)                              57,700       1,486,623
-------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
  (Consumer Electronics)                           78,900       2,210,317
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
NETHERLANDS-(CONTINUED)

Royal Dutch Petroleum Co. (Integrated Oil &
  Gas)(a)                                          54,800    $  3,062,749
-------------------------------------------------------------------------
VNU N.V. (Publishing)                              65,990       1,840,153
=========================================================================
                                                               15,753,278
=========================================================================

NORWAY-0.84%

Tandberg A.S.A. (Electronic Equipment &
  Instruments)                                    155,200       1,830,628
=========================================================================

SPAIN-7.03%

Banco Bilbao Vizcaya Argentaria, S.A. (Banks)     108,200       1,227,678
-------------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                 99,400       4,409,864
-------------------------------------------------------------------------
Banco Santander Central Hispano S.A. (Banks)      161,800       1,289,099
-------------------------------------------------------------------------
Grupo Dragados, S.A. (Construction &
  Engineering)                                    115,800       2,071,274
-------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                    118,500       3,242,175
-------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)(b)                                    77,952       1,651,531
-------------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                  170,100       1,432,765
=========================================================================
                                                               15,324,386
=========================================================================

SWEDEN-1.92%

Assa Abloy A.B.-Class B (Building Products)       151,000       2,133,839
-------------------------------------------------------------------------
Securitas A.B.-Class B (Diversified
  Commercial Services)                            100,000       2,062,418
=========================================================================
                                                                4,196,257
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

SWITZERLAND-3.56%

Adecco S.A. (Employment Services)                  46,200    $  2,755,603
-------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)               12,850       3,008,535
-------------------------------------------------------------------------
STMicroelectronics N.V. (Semiconductors)           80,000       2,001,719
=========================================================================
                                                                7,765,857
=========================================================================

UNITED KINGDOM-5.24%

BP PLC (Integrated Oil & Gas)                     361,900       3,053,717
-------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)        100,000       1,802,458
-------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                       560,000       2,289,749
-------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)          150,000       4,272,606
=========================================================================
                                                               11,418,530
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $180,213,808)                           192,233,672
=========================================================================

MONEY MARKET FUNDS-11.10%

STIC Liquid Assets Portfolio(c)                12,107,003      12,107,003
-------------------------------------------------------------------------
STIC Prime Portfolio(c)                        12,107,003      12,107,003
=========================================================================
    Total Money Market Funds (Cost
      $24,214,006)                                             24,214,006
=========================================================================
TOTAL INVESTMENTS-99.25% (Cost $204,427,814)                  216,447,678
=========================================================================
OTHER ASSETS LESS LIABILITIES-0.75%                             1,624,895
=========================================================================
NET ASSETS-100.00%                                           $218,072,573
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs.  - Certificates
Pfd.   - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $204,427,814)*                               $216,447,678
-----------------------------------------------------------
Foreign currencies, at value (cost
  $6,329,461)                                     6,649,621
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                9,738,553
-----------------------------------------------------------
  Dividends                                       1,033,521
-----------------------------------------------------------
Investment for deferred compensation plan             2,797
-----------------------------------------------------------
Collateral for securities loaned                 48,534,389
-----------------------------------------------------------
Other assets                                         27,470
===========================================================
     Total assets                               282,434,029
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             178,543
-----------------------------------------------------------
  Fund shares reacquired                         15,244,699
-----------------------------------------------------------
  Deferred compensation plan                          2,797
-----------------------------------------------------------
  Collateral upon return of securities loaned    48,534,389
-----------------------------------------------------------
Accrued distribution fees                           200,327
-----------------------------------------------------------
Accrued transfer agent fees                         108,362
-----------------------------------------------------------
Accrued operating expenses                           92,339
===========================================================
     Total liabilities                           64,361,456
===========================================================
Net assets applicable to shares outstanding    $218,072,573
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $196,968,807
___________________________________________________________
===========================================================
Class B                                        $ 18,838,410
___________________________________________________________
===========================================================
Class C                                        $  2,265,356
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          21,088,166
___________________________________________________________
===========================================================
Class B                                           2,132,248
___________________________________________________________
===========================================================
Class C                                             256,626
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       9.34
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $9.34 divided by
       94.50%)                                 $       9.88
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $       8.84
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $       8.83
___________________________________________________________
===========================================================

* At June 30, 2002, securities with an aggregate market value of $47,774,782 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $258,351)                                 $  2,354,191
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                             103,968
-----------------------------------------------------------
Interest                                              3,640
-----------------------------------------------------------
Security lending income                              77,657
===========================================================
    Total investment income                       2,539,456
===========================================================

EXPENSES:

Advisory fees                                     1,110,171
-----------------------------------------------------------
Administrative services fees                         24,795
-----------------------------------------------------------
Custodian fees                                      100,559
-----------------------------------------------------------
Distribution fees -- Class A                        351,428
-----------------------------------------------------------
Distribution fees -- Class B                        122,058
-----------------------------------------------------------
Distribution fees -- Class C                         12,499
-----------------------------------------------------------
Transfer agent fees                                 457,474
-----------------------------------------------------------
Trustees' fees                                        5,107
-----------------------------------------------------------
Other                                               161,670
===========================================================
    Total expenses                                2,345,761
===========================================================
Less: Fees waived                                      (935)
-----------------------------------------------------------
    Expenses paid indirectly                         (1,763)
===========================================================
    Net expenses                                  2,343,063
===========================================================
Net investment income                               196,393
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                         (30,412,473)
-----------------------------------------------------------
  Foreign currencies                                542,869
===========================================================
                                                (29,869,604)
===========================================================
Change in net unrealized appreciation of:
  Investment securities                          12,535,915
-----------------------------------------------------------
  Foreign currencies                                376,375
===========================================================
                                                 12,912,290
===========================================================
Net gain (loss) from investment securities
  and foreign currencies                        (16,957,314)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(16,760,921)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2002            2001
                                                              ------------    -------------
OPERATIONS:

  Net investment income (loss)                                $    196,393    $  (1,840,967)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                         (29,869,604)     (30,852,411)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                12,912,290     (100,538,916)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (16,760,921)    (133,232,294)
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --       (2,245,611)
-------------------------------------------------------------------------------------------
  Class B                                                               --         (385,943)
-------------------------------------------------------------------------------------------
  Class C                                                               --          (29,947)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        3,746,091      (52,337,743)
-------------------------------------------------------------------------------------------
  Class B                                                      (10,283,876)     (21,739,868)
-------------------------------------------------------------------------------------------
  Class C                                                         (337,083)        (928,924)
===========================================================================================
    Net increase (decrease) in net assets                      (23,635,789)    (210,900,330)
===========================================================================================

NET ASSETS:

  Beginning of period                                          241,708,362      452,608,692
===========================================================================================
  End of period                                               $218,072,573    $ 241,708,362
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $269,069,915    $ 275,944,783
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        65,225         (131,168)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (63,447,788)     (33,578,184)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           12,385,221         (527,069)
===========================================================================================
                                                              $218,072,573    $ 241,708,362
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Euroland Growth Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares, and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $29,754,269 as of December 31, 2001, which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited ("IAML") is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. Under the terms of a master sub-advisory agreement between AIM and IAML, AIM pays IAML 40% of the amount paid by the Fund to AIM. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $935.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2002, AIM was paid $24,795 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS was paid $307,293 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $351,428, $122,058 and $12,499, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $2,480 from sales of the Class A shares of the Fund during the six months ended June 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2002, AIM Distributors received $35,524, $0, and $4,400 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $1,494 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,763 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,763.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At June 30, 2002, securities with an aggregate value of $47,774,782 were on loan to brokers. The loans were secured by cash collateral of $48,534,389 received by the Fund and subsequently invested in affiliated money market funds as follows: $24,267,195 in STIC Liquid Assets Portfolio and $24,267,194 in STIC Prime Portfolio. For the six months ended June 30, 2002, the Fund received fees of $77,657 for securities lending.


NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                       2001          2000
                                    ----------    -----------
Distributions paid from long-term
  capital gain                      $2,661,501    $22,863,860
_____________________________________________________________
=============================================================


  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                      $(29,754,269)
-----------------------------------------------------------
Unrealized appreciation (depreciation)           (4,482,152)
===========================================================
                                               $(34,236,421)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31 and other deferrals.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $89,087,356 and $113,257,419, respectively.

  The amount of unrealized appreciation of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 22,060,657
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (10,252,428)
===========================================================
Net unrealized appreciation of investment
  securities                                   $ 11,808,229
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $204,639,449.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     JUNE 30, 2002                 DECEMBER 31, 2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      63,849,948    $ 610,351,033     73,727,647    $ 865,614,277
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         142,146        1,295,701        601,388        7,385,223
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,122,831       19,402,823      1,068,809       12,074,301
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --        197,616        1,988,020
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --         36,962          352,991
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --          2,227           21,268
==========================================================================================================================
Reacquired:
  Class A                                                     (62,692,752)    (606,604,942)   (77,471,315)    (919,940,040)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,267,043)     (11,579,577)    (2,661,642)     (29,478,082)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,135,220)     (19,739,906)    (1,142,271)     (13,024,493)
==========================================================================================================================
                                                                   19,910    $  (6,874,868)    (5,640,579)   $ (75,006,535)
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 10--SIGNIFICANT EVENT

The Board of Trustees unanimously approved, on May 15, 2002, an Agreement and Plan of Reorganization ("Plan") pursuant to which the Fund would transfer substantially all of its assets to AIM European Development Fund ("European Development Fund") (to be known as AIM European Growth Fund effective July 1,
2002), a series of AIM International Funds, Inc. As a result of the transaction, shareholders of the Fund would receive shares of European Development Fund in exchange for their shares of the Fund and the Fund would cease operations. The Board of Trustees also approved the Fund to bear its own costs and expenses with respect to the Plan.

  The Plan requires approval of the Fund's shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in September 2002. If the Plan is approved by shareholders of the Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                      --------------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                         YEAR ENDED DECEMBER 31,
                                                       JUNE 30,     ------------------------------------------------------------
                                                         2002         2001         2000         1999         1998         1997
                                                      ----------    --------     --------     --------     --------     --------
Net asset value, beginning of period                   $  10.38     $  15.69     $  19.64     $  15.67     $  14.32     $  12.89
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             0.01(a)     (0.06)(a)    (0.19)(a)    (0.09)(a)    (0.03)(a)    (0.04)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (1.05)       (5.14)       (2.92)        5.45         2.35         1.48
================================================================================================================================
    Total from investment operations                      (1.04)       (5.20)       (3.11)        5.36         2.32         1.44
================================================================================================================================
Less distributions from net realized gains                   --        (0.11)       (0.84)       (1.39)       (0.97)       (0.01)
================================================================================================================================
Net asset value, end of period                         $   9.34     $  10.38     $  15.69     $  19.64     $  15.67     $  14.32
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                          (10.02)%     (33.10)%     (15.83)%      35.22%       16.63%       11.20%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $196,969     $206,957     $368,340     $446,065     $415,066     $407,004
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets(c)                 1.98%(d)     1.89%        1.68%        1.83%        2.02%        1.75%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   0.25%(d)    (0.46)%      (0.96)%      (0.55)%      (0.20)%      (0.29)%
================================================================================================================================
Ratio of interest expense to average net assets            0.00%(d)     0.00%        0.00%        0.01%        0.27%        0.00%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                      42%          62%          35%          71%          97%         107%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratio excludes expense reductions. Ratio of expenses to average net assets including expense reductions was 1.89% for 1997.
(d) Ratios are annualized and based on average daily net assets of $202,480,100.

                                                                                         CLASS B
                                                          ---------------------------------------------------------------------
                                                          SIX MONTHS
                                                            ENDED                       YEAR ENDED DECEMBER 31,
                                                           JUNE 30,     -------------------------------------------------------
                                                             2002        2001        2000        1999        1998        1997
                                                          ----------    -------     -------     -------     -------     -------
Net asset value, beginning of period                       $  9.86      $ 14.99     $ 18.93     $ 15.26     $ 14.06     $ 12.73
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.02)(a)    (0.13)(a)   (0.31)(a)   (0.18)(a)   (0.14)(a)   (0.13)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              (1.00)       (4.89)      (2.79)       5.24        2.31        1.47
===============================================================================================================================
    Total from investment operations                         (1.02)       (5.02)      (3.10)       5.06        2.17        1.34
===============================================================================================================================
Less distributions from net realized gains                      --        (0.11)      (0.84)      (1.39)      (0.97)      (0.01)
===============================================================================================================================
Net asset value, end of period                             $  8.84      $  9.86     $ 14.99     $ 18.93     $ 15.26     $ 14.06
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                             (10.34)%     (33.44)%    (16.37)%     34.19%      15.80%      10.55%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $18,838      $32,101     $79,167     $93,404     $99,943     $81,011
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets(c)                    2.63%(d)     2.54%       2.33%       2.48%       2.67%       2.40%
===============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.40)%(d)   (1.11)%     (1.61)%     (1.19)%     (0.85)%     (0.94)%
===============================================================================================================================
Ratio of interest expense to average net assets               0.00%(d)     0.00%       0.00%       0.01%       0.27%       0.00%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                         42%          62%         35%         71%         97%        107%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratio excludes expense reductions. Ratio of expenses to average net assets including expense reductions was 2.54% for 1997.
(d) Ratios are annualized and based on average daily net assets of $24,613,986.

                                                                                    CLASS C
                                                              ---------------------------------------------------
                                                                                                     MAY 3, 1999
                                                              SIX MONTHS        YEAR ENDED           (DATE SALES
                                                                ENDED          DECEMBER 31,         COMMENCED) TO
                                                               JUNE 30,     -------------------     DECEMBER 31,
                                                                 2002        2001        2000           1999
                                                              ----------    -------     -------     -------------
Net asset value, beginning of period                           $  9.85      $ 14.99     $ 18.94        $14.64
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)    (0.13)(a)   (0.29)(a)     (0.19)(a)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.00)       (4.90)      (2.82)         5.88
=================================================================================================================
    Total from investment operations                             (1.02)       (5.03)      (3.11)         5.69
=================================================================================================================
Less distributions from net realized gains                          --        (0.11)      (0.84)        (1.39)
=================================================================================================================
Net asset value, end of period                                 $  8.83      $  9.85     $ 14.99        $18.94
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                 (10.36)%     (33.51)%    (16.42)%       39.95%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 2,265      $ 2,650     $ 5,101        $  349
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets                           2.63%(c)     2.54%       2.33%         2.48%(d)
=================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.40)%(c)   (1.11)%     (1.61)%       (1.19)%(d)
=================================================================================================================
Ratio of interest expense to average net assets                   0.00%(c)     0.00%       0.00%         0.01%(d)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                             42%          62%         35%           71%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,520,516.
(d)  Annualized.

AS OF JUNE 30, 2002

BOARD OF TRUSTEES          OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham           Robert H. Graham                          11 Greenway Plaza
                           Chairman and President                    Suite 100
Frank S. Bayley                                                      Houston, TX 77046
                           Gary T. Crum
Bruce L. Crockett          Senior Vice President                     INVESTMENT ADVISOR

Albert R. Dowden           Carol F. Relihan                          A I M Advisors, Inc.
                           Senior Vice President and Secretary       11 Greenway Plaza
Edward K. Dunn, Jr.                                                  Suite 100
                           Dana R. Sutton                            Houston, TX 77046
Jack M. Fields             Vice President and Treasurer
                                                                     SUB-ADVISOR
Carl Frischling            Stuart W. Coco
                           Vice President                            INVESCO Asset Management Limited
Prema Mathai-Davis                                                   11 Devonshire Square
                           Melville B. Cox                           London EC2M 4YR
Lewis F. Pennock           Vice President                            England

Ruth H. Quigley            Karen Dunn Kelley                         TRANSFER AGENT
                           Vice President
Louis S. Sklar                                                       A I M Fund Services, Inc.
                           Edgar M. Larsen                           P.O. Box 4739
                           Vice President                            Houston, TX 77210-4739

                                                                     CUSTODIAN

                                                                     State Street Bank and Trust Company
                                                                     225 Franklin Street
                                                                     Boston, MA 02110

                                                                     COUNSEL TO THE FUND

                                                                     Ballard Spahr
                                                                     Andrews & Ingersoll, LLP
                                                                     1735 Market Street
                                                                     Philadelphia, PA 19103

                                                                     COUNSEL TO THE TRUSTEES

                                                                     Kramer, Levin, Naftalis & Frankel LLP
                                                                     919 Third Avenue
                                                                     New York, NY 10022

                                                                     DISTRIBUTOR

                                                                     A I M Distributors, Inc.
                                                                     11 Greenway Plaza
                                                                     Suite 100
                                                                     Houston, TX 77046

                             EQUITY FUNDS

    DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry since
       MORE AGGRESSIVE                          MORE AGGRESSIVE                      1976 and manages approximately $134 billion in
                                                                                     assets for more than 9 million shareholders,
AIM Opportunities I(1,2)                 AIM Developing Markets                      including individual investors, corporate
AIM Opportunities II(1,2)                AIM European Small Company                  clients and financial institutions.*
AIM Opportunities III(1,2)               AIM Asia Pacific Growth(2)
AIM Emerging Growth                      AIM International Emerging Growth           The AIM Family of Funds--Registered Trademark--
AIM Small Cap Growth(3)                  AIM Global Aggressive Growth                is distributed nationwide. AIM is a subsidiary
AIM Aggressive Growth                    AIM European Growth(2)                      of AMVESCAP PLC, one of the world's largest
AIM Mid Cap Growth                       AIM Euroland Growth(4)                      independent financial services companies with
AIM Dent Demographic Trends              AIM International Growth(2)                 $364 billion in assets under management.*
AIM Constellation                        AIM Global Growth
AIM Large Cap Growth                     AIM Worldwide Spectrum
AIM Weingarten                           AIM Global Trends
AIM Small Cap Equity                     AIM International Core Equity(2)
AIM Capital Development
AIM Mid Cap Core Equity(2)                     MORE CONSERVATIVE
AIM Select Equity
AIM Premier Equity II(2)                      SECTOR EQUITY FUNDS
AIM Premier Equity(2)
AIM Blue Chip                                   MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                AIM New Technology
AIM Charter                              AIM Global Science and Technology(2)
AIM Basic Value                          AIM Global Energy(5)
AIM Large Cap Basic Value                AIM Global Infrastructure(4)
AIM Balanced                             AIM Global Financial Services
AIM Basic Balanced                       AIM Global Health Care
                                         AIM Global Utilities
    MORE CONSERVATIVE                    AIM Real Estate

                                            MORE CONSERVATIVE

                          FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                          MORE AGGRESSIVE

AIM High Yield II                         AIM High Income Municipal
AIM High Yield                            AIM Municipal Bond
AIM Strategic Income                      AIM Tax-Free Intermediate
AIM Income                                AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                          MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

     MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (4) On 8/23/02, AIM Euroland Growth Fund and AIM Global Infrastructure Fund were closed to new investors. (5) On 9/1/01 AIM Global Resources Fund was renamed AIM Global Energy Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 6/30/02                                          [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       ERG-SAR-1

A I M DISTRIBUTORS, INC.

                        SEMIANNUAL REPORT / JUNE 30, 2002

                             AIM MID CAP EQUITY FUND

              On July 1, 2002, AIM Mid Cap Equity Fund was renamed
                          AIM Mid Cap Core Equity Fund.

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                     TENDING THE GARDEN BY KONSTANTIN RODKO

               THIS CHARMING FOLK-ART PAINTING BY KONSTANTIN RODKO

                DEPICTS AN ATTENTIVE GARDENER CARING FOR HER TIDY

              CROP. LIKE A GARDENER, FUND MANAGERS LOOK FOR GROWING

                  COMPANIES THAT MAY ONE DAY BLOSSOM INTO MAJOR

                                  CORPORATIONS.

================================================================================

AIM Mid Cap Equity Fund seeks long-term growth of capital by investing primarily in the equity securities of mid-cap companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Mid Cap Equity Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM Fund was offered.

o Investing in small- and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have greater potential for business risk, significant stock-price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Mid-Cap Core Fund Index represents an average of the performance of the 30 largest mid-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Russell Midcap Index represents the performance of the stocks of domestic mid-capitalization companies.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

    SUPPLEMENT TO     AIM MID CAP EQUITY FUND
SEMIANNUAL REPORT     (Effective 7/1/02, AIM Mid Cap Core Equity Fund)
    DATED 6/30/02
                      INSTITUTIONAL CLASS SHARES

                      The following information has been prepared to provide
                      Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain standards.
                      Performance of Institutional Class shares will differ from performance of Class A, B, C and R shares due to differing sales charges and class expenses.

                      TOTAL RETURNS                                 Please note that past performance is not
                      For Periods Ended 6/30/02                     indicative of future results. More
                                                                    recent returns may be more or less than
                      Inception (3/15/02)            -6.39%*        those shown. All returns assume
                                                                    reinvestment of distributions at net
                      * Because Institutional Class shares of       asset value. Investment return and
                      the fund have been offered for less than      principal value will fluctuate so your
                      a year (since 3/15/02), total return          shares, when redeemed, may be worth more
                      shown is cumulative total return that         or less than their original cost. See
                      has not been annualized.                      full report for information on
                                                                    comparative benchmarks. If you have
                      SHARE VALUE                   NAV             questions, please consult your fund
                                                                    prospectus or call AIM toll free at
                      3/15/02                   $ 25.03             800-451-4246.
                      6/30/02                   $ 23.43


    [AIM FUNDS LOGO]              A I M Distributors, Inc.           MCCE-INS-2
--Registered Trademark--

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           Our nation and markets have been shaken lately by terrorism
ROBERT H.           and war, an economic downturn, and a two-year bear market
GRAHAM]             for equities. But perhaps most seriously for us as
                    investors, reports of accounting and other irregularities at a few companies have damaged confidence in corporate governance and financial reporting. Such confidence is essential to the efficient functioning of financial markets.
                    We will support legislative or regulatory changes that may be desirable to assure accurate financial disclosure and sounder business ethics.

                       It is worth noting that, despite extensive media coverage
                    of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the U.S. Financial and regulatory institutions and individual firms are already responding.

   For example, by the time you receive this, the New York Stock Exchange likely will have implemented new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors. They raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. They mandate shareholder votes on equity-based compensation such as stock options. They require chief executives to attest to the accuracy and completeness of information provided to investors. As companies and regulators focus on improving standards in this area, I am certain our markets, and investors' trust in them, will become stronger.

   It is also worth noting, as Federal Reserve Chairman Alan Greenspan did in recent Congressional testimony, that our economy is sound, with manufacturing and services expanding. Inflation is under control, and productivity and profits are rising.

   As I write this, the disconnect between the health of the economy and the bearishness of the equity markets is unusual. Major equity indexes are off from 30% to 75% from their highs. AIM's funds have not been immune. I am well aware that your investments in our funds may have declined, perhaps significantly. Since I and the vast majority of AIM employees invest in our funds, directly or through AIM's retirement plans, we understand how unpleasant this has been. All of us at AIM thank you for staying with us during this period. We are working diligently to maintain your trust and confidence.

   While we certainly believe that the worst is behind us, unfortunately we cannot assure you that you will not experience even further declines if equity markets continue to weaken. All we can be sure of is that at some point, hopefully soon, equities will recover. We continue to position our funds for that recovery.

   As always, we encourage you to see your financial advisor for a portfolio checkup and a fresh look at your investing objectives. Especially during such a tough market, it can be difficult to focus on the long term. Your financial advisor can help.

REASONS FOR LONG-TERM OPTIMISM

Despite recent scandals, we caution shareholders against becoming unduly pessimistic. I am optimistic about the long-term prospects for the U.S. and our markets. A great deal of the world's intellectual capital resides within our borders, and our political and business structure has provided unparalleled incentive for hard work and innovation. As noted investor Warren Buffett observed, anyone who has bet against America the past 250 years has lost.

   Other investments also have appealing potential. The likelihood of stable interest rates is strong, and bonds typically do well in such an environment. Internationally, European economic data point to a pickup in manufacturing and consumer confidence, and in Asia, export-led recovery is a dominant theme.

   However, no one anticipates a return to the heady days of the 1990s. Realistic expectations would serve us all well. Over the very long term, annual returns for domestic equities have averaged approximately 10%; fixed-income investments typically return less.

   As we all know, bull markets do end. So do bear markets. We are hopeful that the equity markets, which many experts consider significantly undervalued right now, will soon recover.

   The following pages contain your fund managers' discussion of factors that influenced your fund and how they managed the fund during the six months covered by this report.

   Briefly, the fund's investment strategy helped cushion it against the deeper losses sustained by mid-cap stocks in general during the reporting period. For the six months ended June 30, 2002, Class A shares of AIM Mid Cap Equity Fund returned -1.93% at net asset value. Over the same period, the Lipper Mid-Cap Core Fund Index and the Russell Midcap Index returned -7.31% and -5.71%, respectively.

   You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

July 29, 2002

FUND CONTENDS WITH CHALLENGING MARKET CONDITIONS


STOCKS STRUGGLED THROUGHOUT THE REPORTING PERIOD. HOW DID AIM MID CAP EQUITY FUND PERFORM?

The fund's investment strategy helped cushion it against the deeper losses sustained by mid-cap stocks in general during the reporting period. For the six months ended June 30, 2002, Class A, Class B, Class C and Class R shares returned -1.93%, -2.22%, -2.23% and -2.03%, respectively, excluding sales charges. Over the same period, the Lipper Mid-Cap Core Fund Index and the Russell Midcap Index returned -7.31% and -5.71%, respectively.

   Despite recent market difficulties, the fund's long-term record remains solid, as illustrated by the chart below.


WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?

Despite an improving economy, most major stock indexes declined for the reporting period. The nation's gross domestic product (GDP) grew at a 5.0% annualized rate in the first quarter of 2002, and interest rates and inflation were low. However, investors seemed more concerned about several high-profile companies' questionable accounting practices, which were in the spotlight throughout the reporting period. Investors also shied away from stocks because of anemic corporate earnings, doubts about the reliability of analysts' advice, tensions in the Middle East and South Asia, and the ongoing threat of terrorism. As a result, most major market indexes posted negative returns for the reporting period. For example, the S&P 500 returned -13.15%.

   Mid-cap stocks fared better than large-cap stocks, but lagged small-cap stocks. Value stocks outperformed both core and growth stocks. However, only mid- and small-cap value stocks had positive returns for the reporting period.

   Materials and consumer staples were the best-performing market sectors, as investors favored more defensive stocks. At the opposite end of the spectrum, information technology and telecommunications were the poorest-performing sectors.

HOW DID YOU MANAGE THE FUND?

We adhered to the strategy that has produced attractive long-term returns for investors. We endeavored to construct the portfolio so that the fund would be well positioned in a variety of market environments. We looked for companies with strong growth prospects whose stocks might be out of favor or undervalued relative to the rest of the market. Additionally, we sought to own the stocks of corporations with concrete evidence of improving growth prospects.

   As of June 30, the fund had 82 equity holdings, a few more than at the beginning of the reporting period. The fund was diversified over several market sectors. Industrial, information-technology, consumer-discretionary, health-care and financial stocks were well represented in the portfolio. The fund also

================================================================================

                                      [BAR CHART]
FUND PERFORMANCE

FUND VS. INDEXES

Average annual total returns, 6/30/92-6/30/02, excluding sales charges

FUND CLASS A SHARES                     15.41%

LIPPER MID-CAP CORE FUND INDEX          12.59%

RUSSELL MIDCAP INDEX                    12.77%

Source: Lipper, Inc.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/02, including sales charges

================================================================================

CLASS A SHARES
 Inception (6/9/87)             13.02%
 10        Years                14.76
  5        Years                10.95
  1        Year                -10.57

CLASS B SHARES
 Inception (4/1/93)             13.34%
  5        Year                 11.23
  1        Year                -10.61

CLASS C SHARES
 Inception (5/3/99)             13.65%
  1        Year                 -6.87

CLASS R SHARES*
 10        Years                15.25%
  5        Years                12.05
  1        Year                 -5.53

The performance of Class A, B, C and R shares will differ due to different sales charge structure and class expenses.

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

*Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

================================================================================

CALENDAR YEAR TOTAL RETURNS (%)

Class A shares, excluding sales charges

1992            31.74
1993             8.34
1994            15.69
1995            23.23
1996            15.65
1997            14.05
1998            -4.71
1999            37.13
2000            18.81
2001             0.52

================================================================================

Portfolio Composition

As of 6/30/02, based on total net assets

=======================================================================================================
TOP 10 EQUITY HOLDINGS                                 TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------
 1. Brunswick Corp.                            2.4%    1. Electronic Equipment & Instruments       7.2%

 2. Apogent Technologies Inc.                  2.0     2. Industrial Machinery                     6.1

 3. Computer Associates International, Inc.    1.9     3. Health Care Equipment                    5.1

 4. Dover Corp.                                1.9     4. Data Processing Services                 3.9

 5. Ceridian Corp.                             1.9     5. Systems Software                         3.6

 6. IMS Health Inc.                            1.8     6. Leisure Products                         3.2

 7. SPX Corp.                                  1.8     7. Aerospace & Defense                      3.1

 8. Wisconsin Energy Corp.                     1.7     8. Health Care Distributors & Services      3.0

 9. Raytheon Co.                               1.7     9. Specialty Chemicals                      2.5

10. Republic Services, Inc.                    1.7    10. Household Products                       2.4

The fund's portfolio is subject to change, and there is no assurance the fund will continue to hold any particular security.
=======================================================================================================

maintained a relatively significant cash position, which helped reduce volatility. We particularly liked stocks in the industrial sector, such as Republic Services, the nation's third-largest waste-management company, and Ceridian, which provides payroll and tax processing for companies, because they tend to be less sensitive to economic downturns.

   The fund's financial and consumer-staples holdings generally enhanced performance. Financial stocks benefited from the low interest-rate environment while demand for consumer staples tends to remain uniform. The fund's information-technology and health-care holdings, on the other hand, generally detracted from performance. Many technology companies reported disappointing earnings while the health-care sector was adversely affected by the underperformance of pharmaceutical-company stocks. Several firms had drug applications rejected--a development that had a negative impact on pharmaceutical stocks.

CAN YOU DISCUSS A FEW OF THE FUND'S HOLDINGS?

o Northrop Grumman is the world's largest ship builder and the nation's third-largest defense contractor. Its well-known products include the B-2 stealth bomber. Defense industry stocks have benefited from the war on terrorism.

o Dial may be best known for its popular soap, but the company also offers laundry products, air fresheners and canned meats, including its top-selling Vienna sausages, sold under the Armour label. The company has a global presence, marketing its products in more than 50 countries.

o Teva Pharmaceutical Industries, Israel's leading drug firm, makes generic versions of brand-name anti-infective, heart, pain and other drugs. In the United States, the company markets generic versions of Prozac, an anti-depressant medication, and Mevacor, a cholesterol drug. It also sells drug ingredients to other pharmaceutical manufacturers and develops its own brand name products. Unlike many other pharmaceutical companies, Teva's stock rose during the reporting period.

o PeopleSoft is a leading provider of applications that connect customers' back-office operations. Its software addresses a variety of functions such as accounting, human resources, manufacturing and supply chain management. Services such as consulting, maintenance and training account for about two-thirds of sales. The downturn in the tech sector adversely affected the performance of its stock.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Markets were volatile as investors kept a close eye on developments at home and abroad. On the more positive side, proposals were being discussed for increased and improved financial disclosure for all public companies as well as possible reforms in the public accounting industry. Corporate profit margins, while disappointing in some cases, were improving, and the Federal Reserve Board appeared prepared to leave interest rates unchanged for the near term. Consumer spending, which accounts for about two-thirds of economic activity, remained fairly healthy.

   There continued to be a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into stocks. Moreover, stocks were more reasonably priced than they had been in recent years.

================================================================================

PORTFOLIO MANAGEMENT TEAM

Ron Sloan (Lead Manager)
Paul J. Rasplicka
Assisted by Mid/Large Cap Core Team

================================================================================

          See important fund and index disclosures inside front cover.

OLD BUT GOOD ADVICE

THINK LONG TERM AND STAY DIVERSIFIED

There have been a lot of bumps in the investing road since the stock market peaked in 2000, and you may have been tempted to simply stay out of the markets. Or you may have jumped around in the market, looking for hot funds. Both are bad ideas. Stay invested and diversify.

MARKETS HAVE DELIVERED

Of the ten calendar years ended December 31, 2001, only two have been negative for the S&P 500 (and they were the first back-to-back negative years since the 1970s).

   In fact, for the five years ended December 31--a period that includes a two-year bear market, the worst one in a generation--the S&P 500 produced double-digit average annual total returns. (Of course, past performance cannot guarantee comparable future results.)

   Long-term (1900 through 2001) the performance of the U.S. stock market is excellent: 69 years with positive performance versus 33 with negative performance. In addition, when the market rises, it tends to rise more than it falls during negative years. The average return for the market's 33 down years was -13.18%. But for the 69 up years, its average return was 22.46%.*

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended 12/31/01

================================================================================

S&P WITH MONTHLY DIVIDENDS

10 Years              12.93%
 5 Years              10.70

================================================================================

THE PENALTY FOR MISSING THE MARKET

S&P 500 12/31/96-12/31/01

================================================================================

PERIOD OF INVESTMENT       AVERAGE ANNUAL TOTAL RETURN       GROWTH OF $10,000

Staying the Course                   10.23%                       $16,275
Miss the 10 Best Days                 1.12                         10,571
Miss the 20 Best Days                -5.20                          7,658
Miss the 30 Best Days               -10.15                          5,855
Miss the 40 Best Days               -14.42                          4,592
Miss the 60 Best Days               -21.51                          2,979

Source: FactSet Research Systems
================================================================================

IT'S TIME, NOT TIMING

Research shows that pulling out of the stock market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. Even when markets have been as volatile as they have been the past few years, you were better off staying the course than trying to guess when to get out and get back in.

DIVERSIFICATION MATTERS

Markets and sectors have always gone in and out of favor, and they always will. Diversification is still the key to a strong portfolio in any market. The chart below shows bonds as the best choice over the past two years. That doesn't mean junk everything else and invest in bonds. It means stay diversified. When domestic and foreign stocks rebound, be certain you're invested in them.

DON'T TRAVEL ALONE

You are bound to meet more obstacles and detours before you reach your investment destination. The road will feel a lot smoother if you travel with a financial advisor, someone who knows your goals, how much risk you can take and what investments will suit you best.

================================================================================

YEAR-BY-YEAR RESULTS

Annual Total Returns for Three Asset Classes

================================================================================
                                   FOREIGN STOCKS                U.S. BONDS
          U.S. STOCKS    (MSCI EAFE--REGISTERED TRADEMARK--   (LEHMAN AGGREGATE
YEAR       (S&P 500)                  INDEX)                     BOND INDEX)
--------------------------------------------------------------------------------

1997         33.35%                    1.78%                         9.65%
1998         28.60                    20.00                          8.69
1999         21.03                    26.96                         -0.82
2000         -9.10                   -14.17                         11.63
2001        -11.88                   -21.44                          8.44

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results. Due to recent significant market volatility, results of an investment made today may differ substantially from historical performance.

* Markets are represented by the Dow Jones Industrial Average from 1900 through 1927 and by the S&P 500 from 1928 through 2001.

The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.

The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

The unmanaged MSCI Europe, Australasia and the Far East Index (the EAFE--Registered Trademark--) is a group of foreign securities tracked by Morgan Stanley Capital International.

The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

Results are based on total returns and include reinvestment of dividends. An investment cannot be made directly in an index.

International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

================================================================================

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

                                                                  MARKET
                                                 SHARES           VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-83.92%

ADVERTISING-1.30%

Omnicom Group Inc.                                 430,000    $   19,694,000
============================================================================

AEROSPACE & DEFENSE-3.06%

Northrop Grumman Corp.                             170,000        21,250,000
----------------------------------------------------------------------------
Raytheon Co.                                       615,000        25,061,250
============================================================================
                                                                  46,311,250
============================================================================

APPLICATION SOFTWARE-1.26%

Mentor Graphics Corp.(a)                           570,000         8,105,400
----------------------------------------------------------------------------
PeopleSoft, Inc.(a)                                740,000        11,011,200
============================================================================
                                                                  19,116,600
============================================================================

AUTO PARTS & EQUIPMENT-0.95%

Gentex Corp.(a)                                    525,000        14,421,750
============================================================================

BANKS-1.20%

Marshall & Ilsley Corp.                            300,000         9,279,000
----------------------------------------------------------------------------
TCF Financial Corp.                                180,000         8,838,000
============================================================================
                                                                  18,117,000
============================================================================

BREWERS-1.28%

Coors (Adolph) Co.-Class B                         310,000        19,313,000
============================================================================

CONSTRUCTION MATERIALS-0.81%

Martin Marietta Materials, Inc.                    315,000        12,285,000
============================================================================

DATA PROCESSING SERVICES-3.86%

Ceridian Corp.(a)                                1,495,000        28,375,100
----------------------------------------------------------------------------
Certegy Inc.(a)                                    170,400         6,323,544
----------------------------------------------------------------------------
Convergys Corp.(a)                               1,215,000        23,668,200
============================================================================
                                                                  58,366,844
============================================================================

DIVERSIFIED CHEMICALS-0.84%

Engelhard Corp.                                    450,000        12,744,000
============================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.28%

H&R Block, Inc.                                    420,000        19,383,000
============================================================================

DIVERSIFIED FINANCIAL SERVICES-2.29%

Ambac Financial Group, Inc.                        192,500        12,936,000
----------------------------------------------------------------------------
Principal Financial Group, Inc. (The)(a)           700,000        21,700,000
============================================================================
                                                                  34,636,000
============================================================================

ELECTRIC UTILITIES-1.67%

Wisconsin Energy Corp.                           1,000,000        25,270,000
============================================================================

                                                                  MARKET
                                                 SHARES           VALUE

ELECTRICAL COMPONENTS & EQUIPMENT-1.79%

Molex Inc.-Class A                                 500,875    $   13,739,001
----------------------------------------------------------------------------
Rockwell Automation, Inc.                          670,000        13,386,600
============================================================================
                                                                  27,125,601
============================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-7.17%

Amphenol Corp.-Class A(a)                          470,000        16,920,000
----------------------------------------------------------------------------
Diebold, Inc.                                      350,000        13,034,000
----------------------------------------------------------------------------
Mettler-Toledo International Inc.
  (Switzerland)(a)                                 355,000        13,088,850
----------------------------------------------------------------------------
Millipore Corp.(a)                                 370,000        11,832,600
----------------------------------------------------------------------------
Roper Industries, Inc.                             390,000        14,547,000
----------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                    670,000        14,740,000
----------------------------------------------------------------------------
Waters Corp.(a)                                    910,000        24,297,000
============================================================================
                                                                 108,459,450
============================================================================

ENVIRONMENTAL SERVICES-1.65%

Republic Services, Inc.(a)                       1,310,000        24,981,700
============================================================================

FOOTWEAR-0.92%

NIKE, Inc.-Class B                                 260,000        13,949,000
============================================================================

FOREST PRODUCTS-0.56%

Louisiana-Pacific Corp.(a)                         806,000         8,535,540
============================================================================

GENERAL MERCHANDISE STORES-0.77%

Family Dollar Stores, Inc.                         330,000        11,632,500
============================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.98%

IMS Health Inc.                                  1,530,000        27,463,500
----------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                          205,000        17,640,250
============================================================================
                                                                  45,103,750
============================================================================

HEALTH CARE EQUIPMENT-5.14%

Apogent Technologies Inc.(a)                     1,475,000        30,340,750
----------------------------------------------------------------------------
Bard (C.R.), Inc.                                  260,000        14,710,800
----------------------------------------------------------------------------
Beckman Coulter, Inc.                              440,000        21,956,000
----------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          145,000        10,708,250
============================================================================
                                                                  77,715,800
============================================================================

HOME FURNISHINGS-1.12%

Mohawk Industries, Inc.(a)                         275,420        16,946,593
============================================================================

HOUSEHOLD APPLIANCES-2.00%

Black & Decker Corp. (The)                         300,000        14,460,000
----------------------------------------------------------------------------

                                                                  MARKET
                                                 SHARES           VALUE
Stanley Works (The)                                385,000        15,788,850
============================================================================
                                                                  30,248,850
============================================================================

HOUSEHOLD PRODUCTS-2.36

Clorox Co.                                         270,000    $   11,164,500
----------------------------------------------------------------------------
Dial Corp. (The)                                 1,225,000        24,524,500
============================================================================
                                                                  35,689,000
============================================================================

HOUSEWARES & SPECIALTIES-1.75%

Fortune Brands, Inc.                               240,000        13,440,000
----------------------------------------------------------------------------
Newell Rubbermaid Inc.                             370,000        12,972,200
============================================================================
                                                                  26,412,200
============================================================================

INDUSTRIAL MACHINERY-6.05%

Dover Corp.                                        830,000        29,050,000
----------------------------------------------------------------------------
ITT Industries, Inc.                               165,000        11,649,000
----------------------------------------------------------------------------
Kennametal Inc.                                    250,000         9,150,000
----------------------------------------------------------------------------
Pentair, Inc.                                      300,000        14,424,000
----------------------------------------------------------------------------
SPX Corp.(a)                                       232,000        27,260,000
============================================================================
                                                                  91,533,000
============================================================================

IT CONSULTING & SERVICES-0.72%

Affiliated Computer Services, Inc.- Class
  A(a)                                             230,000        10,920,400
============================================================================

LEISURE PRODUCTS-3.20%

Brunswick Corp.                                  1,290,000        36,120,000
----------------------------------------------------------------------------
Mattel, Inc.                                       586,000        12,352,880
============================================================================
                                                                  48,472,880
============================================================================

MANAGED HEALTH CARE-0.98%

WellPoint Health Networks Inc.(a)                  190,000        14,783,900
============================================================================

METAL & GLASS CONTAINERS-0.79%

Pactiv Corp.(a)                                    500,000        11,900,000
============================================================================

OFFICE ELECTRONICS-1.47%

Zebra Technologies Corp.-Class A(a)                460,000        22,181,200
============================================================================

OFFICE SERVICES & SUPPLIES-1.17%

Herman Miller, Inc.                                870,000        17,661,000
============================================================================

OIL & GAS DRILLING-0.54%

Noble Corp. (Cayman Islands)(a)                    210,000         8,106,000
============================================================================

OIL & GAS EQUIPMENT & SERVICES-1.70%

BJ Services Co.(a)                                 270,000         9,147,600
----------------------------------------------------------------------------
Cooper Cameron Corp.(a)                            165,000         7,989,300
----------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        200,000         8,640,000
============================================================================
                                                                  25,776,900
============================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.53%

Valero Energy Corp.                                215,000         8,045,300
============================================================================

PERSONAL PRODUCTS-0.72%

Avon Products, Inc.                                210,000        10,970,400
============================================================================

                                                                  MARKET
                                                 SHARES           VALUE

PHARMACEUTICALS-2.07%

Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         326,000    $   21,770,280
----------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                    380,000         9,602,600
============================================================================
                                                                  31,372,880
============================================================================

PROPERTY & CASUALTY INSURANCE-1.68%

MGIC Investment Corp.                              200,000        13,560,000
----------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                  140,000        11,858,000
============================================================================
                                                                  25,418,000
============================================================================

RAILROADS-0.82%

Norfolk Southern Corp.                             530,000        12,391,400
============================================================================

REINSURANCE-1.01%

Odyssey Re Holdings, Corp.                         875,000        15,216,250
============================================================================

RESTAURANTS-1.69%

Jack in the Box Inc.(a)                            430,000        13,674,000
----------------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                        340,000        11,934,000
============================================================================
                                                                  25,608,000
============================================================================

SEMICONDUCTOR EQUIPMENT-0.74%

FEI Co.(a)                                         460,000        11,274,600
============================================================================

SEMICONDUCTORS-2.14%

Integrated Device Technology, Inc.(a)              500,000         9,070,000
----------------------------------------------------------------------------
Lattice Semiconductor Corp.(a)                   1,190,000        10,400,600
----------------------------------------------------------------------------
Microchip Technology Inc.(a)                       472,500        12,960,675
============================================================================
                                                                  32,431,275
============================================================================

SPECIALTY CHEMICALS-2.54%

Cambrex Corp.                                      295,000        11,829,500
----------------------------------------------------------------------------
OM Group, Inc.                                     190,000        11,780,000
----------------------------------------------------------------------------
Rohm & Haas Co.                                    365,000        14,778,850
============================================================================
                                                                  38,388,350
============================================================================

SPECIALTY STORES-0.67%

Barnes & Noble, Inc.(a)                            385,000        10,175,550
============================================================================

SYSTEMS SOFTWARE-3.59%

BMC Software, Inc.(a)                            1,250,000        20,750,000
----------------------------------------------------------------------------
Computer Associates International, Inc.          1,850,000        29,396,500
----------------------------------------------------------------------------
Wind River Systems(a)                              820,000         4,108,200
============================================================================
                                                                  54,254,700
============================================================================

TELECOMMUNICATIONS EQUIPMENT-1.09%

Advanced Fibre Communications, Inc.(a)             995,000        16,457,300
============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,232,833,613)                          1,269,797,713
============================================================================

                                                                  MARKET
                                                 SHARES           VALUE

MONEY MARKET FUNDS-18.23%

STIC Liquid Assets Portfolio(b)                137,928,147    $  137,928,147
----------------------------------------------------------------------------
STIC Prime Portfolio(b)                        137,928,148       137,928,148
============================================================================
    Total Money Market Funds (Cost
      $275,856,295)                                              275,856,295
============================================================================
TOTAL INVESTMENTS-102.15% (Cost
  $1,508,689,908)                                              1,545,654,008
============================================================================
OTHER ASSETS LESS LIABILITIES-(2.15%)                            (32,568,552)
============================================================================
NET ASSETS-100.00%                                            $1,513,085,456
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $1,508,689,908)*                            $1,545,654,008
------------------------------------------------------------
Receivables for:
  Investments sold                                 9,125,915
------------------------------------------------------------
  Fund shares sold                                12,892,962
------------------------------------------------------------
  Dividends                                          683,701
------------------------------------------------------------
Investment for deferred compensation plan              3,593
------------------------------------------------------------
Collateral for securities loaned                 127,889,896
------------------------------------------------------------
Other assets                                         144,745
============================================================
    Total assets                               1,696,394,820
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           47,008,674
------------------------------------------------------------
  Fund shares reacquired                           6,636,763
------------------------------------------------------------
  Deferred compensation plan                           3,593
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       127,889,896
------------------------------------------------------------
Accrued distribution fees                          1,477,484
------------------------------------------------------------
Accrued trustees' fees                                 2,729
------------------------------------------------------------
Accrued transfer agent fees                          188,636
------------------------------------------------------------
Accrued operating expenses                           101,589
============================================================
    Total liabilities                            183,309,364
============================================================
Net assets applicable to shares outstanding   $1,513,085,456
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  866,118,657
____________________________________________________________
============================================================
Class B                                       $  505,610,982
____________________________________________________________
============================================================
Class C                                       $  138,592,046
____________________________________________________________
============================================================
Class R                                       $       13,444
____________________________________________________________
============================================================
Institutional Class                           $    2,750,327
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           37,029,733
____________________________________________________________
============================================================
Class B                                           23,474,548
____________________________________________________________
============================================================
Class C                                            6,442,260
____________________________________________________________
============================================================
Class R                                                  575
____________________________________________________________
============================================================
Institutional Class                                  117,404
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        23.39
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $23.39 divided by
      94.50%)                                 $        24.75
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        21.54
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        21.51
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        23.38
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        23.43
____________________________________________________________
============================================================

* At June 30, 2002, securities with an aggregate market value of $126,046,447 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $8,376)                                      $  3,356,204
-----------------------------------------------------------
Dividends from affiliated money market funds      2,207,213
-----------------------------------------------------------
Interest                                             23,959
-----------------------------------------------------------
Security lending income                             106,968
===========================================================
    Total investment income                       5,694,344
===========================================================

EXPENSES:

Advisory fees                                     4,321,743
-----------------------------------------------------------
Administrative services fees                        105,532
-----------------------------------------------------------
Custodian fees                                       34,517
-----------------------------------------------------------
Distribution fees -- Class A                      1,221,897
-----------------------------------------------------------
Distribution fees -- Class B                      2,115,971
-----------------------------------------------------------
Distribution fees -- Class C                        515,205
-----------------------------------------------------------
Distribution fees -- Class R                              4
-----------------------------------------------------------
Transfer agent fees                               1,351,369
-----------------------------------------------------------
Trustees' fees                                       10,218
-----------------------------------------------------------
Other                                               284,900
===========================================================
    Total expenses                                9,961,356
===========================================================
Less: Fees waived                                   (17,099)
-----------------------------------------------------------
    Expenses paid indirectly                         (8,681)
===========================================================
    Net expenses                                  9,935,576
===========================================================
Net investment income (loss)                     (4,241,232)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities     16,831,013
-----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities       (63,207,915)
===========================================================
Net gain (loss) from investment securities      (46,376,902)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(50,618,134)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                                 JUNE 30,       DECEMBER 31,
                                                                   2002             2001
                                                              --------------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (4,241,232)   $ (3,420,458)
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities                    16,831,013       2,072,999
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        (63,207,915)      2,353,011
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (50,618,134)      1,005,552
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                 --        (296,068)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                 --      (5,805,537)
--------------------------------------------------------------------------------------------
  Class B                                                                 --      (4,360,649)
--------------------------------------------------------------------------------------------
  Class C                                                                 --        (866,613)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        404,128,666     233,958,818
--------------------------------------------------------------------------------------------
  Class B                                                        188,942,088     129,312,140
--------------------------------------------------------------------------------------------
  Class C                                                         75,723,524      49,161,867
--------------------------------------------------------------------------------------------
  Class C                                                             13,898              --
--------------------------------------------------------------------------------------------
  Institutional Class                                              2,908,504              --
============================================================================================
    Net increase in net assets                                   621,098,546     402,109,510
============================================================================================

NET ASSETS:

  Beginning of period                                            891,986,910     489,877,400
============================================================================================
  End of period                                               $1,513,085,456    $891,986,910
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,462,462,630    $790,745,950
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (4,243,441)         (2,209)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities      17,902,167       1,071,154
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                36,964,100     100,172,015
============================================================================================
                                                              $1,513,085,456    $891,986,910
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Equity Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares:
Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $17,099.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2002, AIM was paid $105,532 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS retained $820,673 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2002, the Class A, Class B, Class C and Class R shares paid AIM Distributors $1,221,897, $2,115,971, $515,205 and $4, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $510,307 from sales of the Class A shares of the Fund during the six months ended June 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2002, AIM Distributors retained $101, $2,774 and $15,306 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $2,032 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $8,071 and reductions in custodian fees of $610 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $8,681.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At June 30, 2002, securities with an aggregate value of $126,046,447 were on loan to brokers. The loans were secured by cash collateral of $127,889,896 received by the Fund and subsequently invested in affiliated money market funds as follows: $63,944,948 in STIC Liquid Assets Portfolio and $63,944,948 in STIC Prime Portfolio. For the six months ended June 30, 2002, the Fund received fees of $106,968 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                      2001           2000
                                   -----------    -----------
Distributions paid from:
  Ordinary income                  $ 8,866,797    $31,419,600
-------------------------------------------------------------
  Long-term capital gain             2,462,070     31,896,692
=============================================================
                                   $11,328,867    $63,316,292
_____________________________________________________________
=============================================================


  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term gain                   $  2,067,602
-----------------------------------------------------------
Unrealized appreciation                          99,173,358
===========================================================
                                               $101,240,960
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and other deferrals.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $743,213,299 and $144,952,273, respectively.

  The amount of unrealized appreciation of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $117,277,257
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (81,309,604)
===========================================================
Net unrealized appreciation of investment
  securities                                   $ 35,967,653
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $1,509,686,355.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31,2001 were as follows:

                                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                                       JUNE 30, 2002                DECEMBER 31, 2001
                                                                ---------------------------    ---------------------------
                                                                  SHARES         AMOUNT          SHARES         AMOUNT
                                                                ----------    -------------    ----------    -------------
Sold:
  Class A                                                       21,326,373    $ 523,068,843    14,841,455    $ 353,924,188
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       10,868,441      245,900,156     9,689,738      214,751,567
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                        3,781,123       85,388,574     2,868,456       63,101,217
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                             575           13,898            --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                            123,153        3,053,706            --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                               --               --       247,762        5,748,094
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --               --       191,629        4,107,954
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --               --        37,928          812,196
==========================================================================================================================
Reacquired:
  Class A                                                       (4,848,585)    (118,940,177)   (5,345,950)    (125,713,464)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (2,545,136)     (56,958,068)   (4,149,104)     (89,547,381)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         (433,068)      (9,665,050)     (683,809)     (14,751,546)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                             (5,749)        (145,202)           --               --
==========================================================================================================================
                                                                28,267,127    $ 671,716,680    17,698,105    $ 412,432,825
__________________________________________________________________________________________________________________________
==========================================================================================================================

*  Class R shares commenced sales on June 3, 2002.
** Institutional Class shares commenced sales on March 15, 2002.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                      --------------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                          YEAR ENDED DECEMBER 31,
                                                      JUNE 30,        ----------------------------------------------------------
                                                        2002            2001          2000        1999        1998        1997
                                                      ----------      --------      --------    --------    --------    --------
Net asset value, beginning of period                   $  23.85       $  24.04      $  23.48    $  18.97    $  21.01    $  20.77
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.05)(a)      (0.05)(a)      0.10(a)    (0.01)(a)   (0.24)(a)   (0.20)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (0.41)          0.18          4.10        6.88       (0.81)       3.00
================================================================================================================================
    Total from investment operations                      (0.46)          0.13          4.20        6.87       (1.05)       2.80
================================================================================================================================
Less distributions:
  Dividends from net investment income                       --          (0.02)           --          --          --          --
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --          (0.30)        (3.64)      (2.36)      (0.99)      (2.56)
================================================================================================================================
    Total distributions                                      --          (0.32)        (3.64)      (2.36)      (0.99)      (2.56)
================================================================================================================================
Net asset value, end of period                         $  23.39       $  23.85      $  24.04    $  23.48    $  18.97    $  21.01
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                           (1.93)%         0.56%        18.76%      37.13%      (4.71)%     14.05%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $866,119       $490,118      $259,803    $178,550    $180,258    $255,674
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets(c)                 1.35%(d)       1.39%         1.37%       1.46%       1.56%       1.37%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.42)%(d)     (0.22)%        0.38%      (0.07)%     (1.09)%     (0.90)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                      15%            68%           72%         90%        168%        190%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratio includes waiver and expense reductions. Ratio of expense to average net assets excluding waivers and expense reduction were 1.57% and 1.48% for 1998 and 1997, respectively.
(d) Ratios are annualized and based on average daily net assets of $704,013,159.


                                                                                       CLASS B
                                                      --------------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                          YEAR ENDED DECEMBER 31,
                                                      JUNE 30,        ----------------------------------------------------------
                                                        2002            2001          2000        1999        1998        1997
                                                      ----------      --------      --------    --------    --------    --------
Net asset value, beginning of period                   $  22.03       $  22.36      $  22.21    $  18.16    $  20.31    $  20.28
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.12)(a)      (0.19)(a)     (0.07)(a)    (0.14)(a)  (0.38)(a)   (0.34)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (0.37)          0.16          3.86        6.55       (0.78)       2.93
================================================================================================================================
    Total from investment operations                      (0.49)         (0.03)         3.79        6.41       (1.16)       2.59
================================================================================================================================
Less distributions from net realized gains                   --          (0.30)        (3.64)      (2.36)      (0.99)      (2.56)
================================================================================================================================
Net asset value, end of period                         $  21.54       $  22.03      $  22.36    $  22.21    $  18.16    $  20.31
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                           (2.22)%        (0.10)%       17.98%      36.25%      (5.41)%     13.35%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $505,611       $333,783      $210,608    $151,392    $165,447    $255,468
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets(c)                 2.00%(d)       2.05%         2.02%       2.11%       2.21%       2.02%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (1.07)%(d)     (0.87)%       (0.27)%     (0.72)%     (1.74)%     (1.55)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                      15%            68%           72%         90%        168%        190%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratio includes waiver and expense reductions. Ratio of expense to average net assets excluding waivers and expense reduction were 2.22% and 2.13% for 1998 and 1997, respectively.
(d) Ratios are annualized and based on average daily net assets of $426,701,347.


                                                                                    CLASS C
                                                              ----------------------------------------------------
                                                                                                    MAY 3, 1999
                                                              SIX MONTHS          YEAR ENDED        (DATE SALES
                                                                ENDED            DECEMBER 31,       COMMENCED) TO
                                                              JUNE 30,        ------------------    DECEMBER 31,
                                                                2002           2001       2000         1999
                                                              ----------      -------    -------    --------------
Net asset value, beginning of period                           $  22.00       $ 22.33    $ 22.19        $19.02
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.12)(a)     (0.19)(a)  (0.07)(a)     (0.10)(a)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.37)         0.16       3.85          5.63
==================================================================================================================
    Total from investment operations                              (0.49)        (0.03)      3.78          5.53
==================================================================================================================
Less distributions from net realized gains                           --         (0.30)     (3.64)        (2.36)
==================================================================================================================
Net asset value, end of period                                 $  21.51       $ 22.00    $ 22.33        $22.19
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                   (2.23)%       (0.10)%    17.95%        29.98%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $138,592       $68,085    $19,466        $1,564
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets                            2.00%(c)      2.05%      2.02%         2.11%(d)
==================================================================================================================
Ratio of net investment income (loss) to average net assets       (1.07)%(c)    (0.87)%    (0.27)%       (0.72)%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                              15%           68%        72%           90%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $103,895,024.
(d)  Annualized.


                                                                 CLASS R
                                                              --------------
                                                              JUNE 3, 2002
                                                              (DATE SALES
                                                              COMMENCED) TO
                                                               JUNE 30,
                                                                 2002
                                                              --------------
Net asset value, beginning of period                              $24.54
----------------------------------------------------------------------------
  Income from investment operations:
  Net investment income (loss)                                     (0.01)(a)
============================================================================
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.15)
============================================================================
    Total from investment operations                               (1.16)
============================================================================
Net asset value, end of period                                    $23.38
____________________________________________________________________________
============================================================================
Total return(b)                                                    (4.73)%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   13
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets                             1.50%(c)
============================================================================
Ratio of net investment income (loss) to average net assets        (0.57)%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate                                               15%
____________________________________________________________________________
============================================================================

(a)  Calculated using average shares outstanding.
(b)  Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $9,574.


                                                                  CLASS I
                                                              ---------------
                                                              MARCH 15, 2002
                                                              (DATE SALES
                                                              COMMENCED) TO
                                                               JUNE 30,
                                                                 2002
                                                              ---------------
Net asset value, beginning of period                              $25.03
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.01(a)
-----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.61)
=============================================================================
    Total from investment operations                               (1.60)
=============================================================================
Net asset value, end of period                                    $23.43
_____________________________________________________________________________
=============================================================================
Total return(b)                                                    (6.39)%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $2,750
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets                             0.87%(c)
=============================================================================
Ratio of net investment income to average net assets                0.06%(c)
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate                                               15%
_____________________________________________________________________________
=============================================================================

(a)  Calculated using average shares outstanding.
(b)  Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,611,977.

AS OF JUNE 30, 2002

BOARD OF TRUSTEES       OFFICERS                                OFFICE OF THE FUND

Robert H. Graham        Robert H. Graham                        11 Greenway Plaza
                        Chairman and President                  Suite 100
Frank S. Bayley                                                 Houston, TX 77046
                        Gary T. Crum
Bruce L. Crockett       Senior Vice President                   INVESTMENT ADVISOR

Albert R. Dowden        Carol F. Relihan                        A I M Advisors, Inc.
                        Senior Vice President and Secretary     11 Greenway Plaza
Edward K. Dunn Jr.                                              Suite 100
                        Dana R. Sutton                          Houston, TX 77046
Jack M. Fields          Vice President and Treasurer
                                                                TRANSFER AGENT
Carl Frischling         Stuart W. Coco
                        Vice President                          A I M Fund Services, Inc.
Prema Mathai-Davis                                              P.O. Box 4739
                        Melville B. Cox                         Houston, TX 77210-4739
Lewis F. Pennock        Vice President
                                                                CUSTODIAN
Ruth H. Quigley         Karen Dunn Kelley
                        Vice President                          State Street Bank and Trust Company
Louis S. Sklar                                                  225 Franklin Street
                        Edgar M. Larsen                         Boston, MA 02110
                        Vice President
                                                                COUNSEL TO THE FUND

                                                                Ballard Spahr
                                                                Andrews & Ingersoll, LLP
                                                                1735 Market Street
                                                                Philadelphia, PA 19103

                                                                COUNSEL TO THE TRUSTEES

                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                919 Third Avenue
                                                                New York, NY 10022

                                                                DISTRIBUTOR

                                                                A I M Distributors, Inc.
                                                                11 Greenway Plaza
                                                                Suite 100
                                                                Houston, TX 77046

LET A FAMILY OF FUNDS WORK FOR YOU

================================================================================

                                   [ARTWORK]

                       IF YOU GREW UP IN A LARGE FAMILY,

                          YOU UNDOUBTEDLY REMEMBER THE

                       BENEFITS OF BEING SURROUNDED BY A

                         DIVERSE GROUP OF INDIVIDUALS.

                         PERHAPS YOUR UNCLE WAS GOOD AT

                        FIXING CARS, YOUR MOTHER WAS AN

                        ACE GARDENER AND YOUR SISTER WAS

                          A WHIZ AT MATH. INDEED, THE

                         ADVANTAGES OF BEING PART OF A

                                FAMILY ARE MANY.

================================================================================


And the same concept holds true for a family of mutual funds. By investing with a company that offers a large, diversified family of funds--each with a distinct investment goal and strategy--investors can benefit from flexibility, reduced sales charges and unified record-keeping. After consulting with your financial advisor, you can easily move from a growth fund to an income fund, for example (or vice versa), often without incurring sales charges. The sale or exchange of one mutual fund for another may, of course, have tax consequences.

   By investing in a family of funds, investors can qualify for reduced sales charges and breakpoints. Ways to do so include:

o Rights of accumulation - If you buy shares over time, you may be eligible for reduced sales charges once they have met certain minimums.

o Letter of intent - By promising, in writing, to invest a certain amount of money over a 13-month period, you may qualify for reduced sales charges, depending on the amount invested.

o Large initial investments - While most mutual funds allow for relatively small initial investments, larger initial investments may earn you a reduced sales charge.

o Dividend reinvestment - All dividends and capital gains reinvested in a fund buy shares at net asset value (with no sales charge) rather than at the public offering price (which includes a sales charge).

MAKE YOUR FINANCIAL ADVISOR A PART OF THE FAMILY

Every family member is different; each has his or her own unique needs, goals, time horizons, and risk tolerances. Your brother may be concerned about saving for his children's college expenses, while your mother is concerned about her retirement needs. Financial advisors understand this, and an advisor can help identify investments that meet your individual needs, goals and preferences.

   A good financial advisor knows that diversification can reduce risk, since stocks and bonds behave differently in various market conditions. An advisor can help design asset-allocation strategies that combine all your investments and other financial resources into one comprehensive package. The idea is to spread assets over several investment categories--stocks, bonds and cash, to name just three--to minimize risk and to increase the odds that short- and long-range financial goals can be achieved. Indeed, as discussed earlier, one of the advantages of investing in a family of mutual funds is the flexibility to easily exchange funds.

SO REMEMBER:

o Visit your financial advisor annually for a "check-up." You and your advisor can make sure your investments are still on track--or can decide what changes are required.

o Talk to your financial advisor before changing your existing investments--or making any new ones.

o Contact your advisor any time market conditions or world events make you uneasy about your investments. He or she can help you focus on your long-term goals and strategy.

For more complete information about any AIM fund, including the risks, sales charges and expenses, obtain the appropriate prospectus(es) from your financial advisor. Please read the prospectus(es) carefully before you invest or send money.

                                EQUITY FUNDS

      DOMESTIC EQUITY FUNDS                 INTERNATIONAL/GLOBAL EQUITY FUNDS     A I M Management Group Inc. has provided
                                                                                 leadership in the mutual fund industry since
         MORE AGGRESSIVE                            MORE AGGRESSIVE              1976 and manages approximately $135 billion
                                                                                 in assets for more than 9 million shareholders,
AIM Opportunities I(1)(2)                   AIM Developing Markets               including individual investors, corporate
AIM Opportunities II(1)(2)                  AIM European Small Company           clients and financial institutions.*
AIM Opportunities III(1)(2)                 AIM Asia Pacific Growth(2)
AIM Emerging Growth                         AIM International Emerging Growth        The AIM Family of Funds--Registered
AIM Small Cap Growth(3)                     AIM Global Aggressive Growth         Trademark-- is distributed nationwide. AIM is
AIM Aggressive Growth                       AIM European Growth(2)               a subsidiary of AMVESCAP PLC, one of the world's
AIM Mid Cap Growth                          AIM Euroland Growth(4)               largest independent financial services companies
AIM Dent Demographic Trends                 AIM International Growth(2)          with $364 billion in assets under management.*
AIM Constellation                           AIM Global Growth
AIM Large Cap Growth                        AIM Worldwide Spectrum
AIM Weingarten                              AIM Global Trends
AIM Small Cap Equity                        AIM International Core Equity(2)
AIM Capital Development
AIM Mid Cap Core Equity(2)                         MORE CONSERVATIVE
AIM Select Equity
AIM Premier Equity II(2)                          SECTOR EQUITY FUNDS
AIM Premier Equity(2)
AIM Blue Chip                                       MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                   AIM New Technology
AIM Charter                                 AIM Global Science and Technology(2)
AIM Basic Value                             AIM Global Energy(5)
AIM Large Cap Basic Value                   AIM Global Infrastructure(4)
AIM Balanced                                AIM Global Financial Services
AIM Basic Balanced                          AIM Global Health Care
                                            AIM Global Utilities
        MORE CONSERVATIVE                   AIM Real Estate

                                                   MORE CONSERVATIVE

                            FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS                 TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                             MORE AGGRESSIVE

AIM High Yield II                           AIM High Income Municipal
AIM High Yield                              AIM Municipal Bond
AIM Strategic Income                        AIM Tax-Free Intermediate
AIM Income                                  AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                             MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (4) On 8/23/02, AIM Euroland Growth Fund and AIM Global Infrastructure Fund were closed to new investors. (5) On 9/1/01 AIM Global Resources Fund was renamed AIM Global Energy Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 6/30/02                                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                      MCCE-SAR-1

A I M DISTRIBUTORS, INC.

                        SEMIANNUAL REPORT / JUNE 30, 2002

                            AIM SMALL CAP GROWTH FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                            REALITY BY G.G. KOPILAK

 REALITY IS OFTEN NOT WHAT IS SEEN WITH THE EYES, BUT RATHER WHAT IS PERCEIVED

  WITH THE SPIRIT. AIM SMALL CAP GROWTH FUND SEEKS TO OWN THE STOCKS OF SMALL

COMPANIES THAT WE BELIEVE WILL FLOURISH IN THE MONTHS AND YEARS AHEAD LIKE ROSES

                                ABOUT TO BLOOM.

================================================================================

AIM Small Cap Growth Fund seeks growth of capital by investing in small companies with the potential for above-average earnings growth.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Small Cap Growth Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM Fund was offered.

o A significant portion of the fund's returns during certain periods was attributable to its investment in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.

o Investing in micro-, small- and mid-size companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have greater potential for business risk, significant stock-price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Small-Cap Growth Fund Index represents an average of the performance of the 30 largest small-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Russell 2000 Index represents the performance of the stocks of small-capitalization companies. The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

    SUPPLEMENT TO     AIM SMALL CAP GROWTH FUND
SEMIANNUAL REPORT
    DATED 6/30/02
                      INSTITUTIONAL CLASS SHARES

                      The following information has been prepared to provide
                      Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain standards.
                      Performance of Institutional Class shares will differ from performance of Class A, B, C and R shares due to differing sales charges and class expenses.

                      TOTAL RETURNS                                 Please note that past performance is not
                      For Periods Ended 6/30/02                     indicative of future results. More
                                                                    recent returns may be more or less than
                      Inception (3/15/02)           -12.43%*        those shown. All returns assume
                                                                    reinvestment of distributions at net
                      * Because Institutional Class shares of       asset value. Investment return and
                      the fund have been offered for less than      principal value will fluctuate so your
                      a year (since 3/15/02), total return          shares, when redeemed, may be worth more
                      shown is cumulative total return that         or less than their original cost. See
                      has not been annualized.                      full report for information on
                                                                    comparative benchmarks. If you have
                      SHARE VALUE                   NAV             questions, please consult your fund
                                                                    prospectus or call AIM toll free at
                      3/15/02                   $ 24.61             800-451-4246.
                      6/30/02                   $ 21.55


[AIM FUNDS LOGO]                A I M Distributors, Inc.             SCG-INS-2
--Registered Trademark--

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           Our nation and markets have been shaken lately by terrorism
ROBERT H.           and war, an economic downturn, and a two-year bear market
GRAHAM]             for equities. But perhaps most seriously for us as
                    investors, reports of accounting and other irregularities at a few companies have damaged confidence in corporate governance and financial reporting. Such confidence is essential to the efficient functioning of financial markets.
                    We will support legislative or regulatory changes that may be desirable to assure accurate financial disclosure and sounder business ethics.

                        It is worth noting that, despite extensive media
                    coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the U.S. Financial and regulatory institutions and individual firms are already responding.

    For example, by the time you receive this, the New York Stock Exchange likely will have implemented new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors. They raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. They mandate shareholder votes on equity-based compensation such as stock options. They require chief executives to attest to the accuracy and completeness of information provided to investors. As companies and regulators focus on improving standards in this area, I am certain our markets, and investors' trust in them, will become stronger.

    It is also worth noting, as Federal Reserve Chairman Alan Greenspan did in recent Congressional testimony, that our economy is sound, with manufacturing and services expanding. Inflation is under control, and productivity and profits are rising.

    As I write this, the disconnect between the health of the economy and the bearishness of the equity markets is unusual. Major equity indexes are off from 30% to 75% from their highs. AIM's funds have not been immune. I am well aware that your investments in our funds may have declined, perhaps significantly. Since I and the vast majority of AIM employees invest in our funds, directly or through AIM's retirement plans, we understand how unpleasant this has been. All of us at AIM thank you for staying with us during this period. We are working diligently to maintain your trust and confidence.

    While we certainly believe that the worst is behind us, unfortunately we cannot assure you that you will not experience even further declines if equity markets continue to weaken. All we can be sure of is that at some point, hopefully soon, equities will recover. We continue to position our funds for that recovery.

    As always, we encourage you to see your financial advisor for a portfolio checkup and a fresh look at your investing objectives. Especially during such a tough market, it can be difficult to focus on the long term. Your financial advisor can help.

REASONS FOR LONG-TERM OPTIMISM

Despite recent scandals, we caution shareholders against becoming unduly pessimistic. I am optimistic about the long-term prospects for the U.S. and our markets. A great deal of the world's intellectual capital resides within our borders, and our political and business structure has provided unparalleled incentive for hard work and innovation. As noted investor Warren Buffett observed, anyone who has bet against America the past 250 years has lost.

    Other investments also have appealing potential. The likelihood of stable interest rates is strong, and bonds typically do well in such an environment. Internationally, European economic data point to a pickup in manufacturing and consumer confidence, and in Asia, export-led recovery is a dominant theme.

    However, no one anticipates a return to the heady days of the 1990s. Realistic expectations would serve us all well. Over the very long term, annual returns for domestic equities have averaged approximately 10%; fixed-income investments typically return less.

    As we all know, bull markets do end. So do bear markets. We are hopeful that the equity markets, which many experts consider significantly undervalued right now, will soon recover.

    The following pages contain your fund managers' discussion of factors that influenced your fund and how they managed the fund during the six months covered by this report.

    Briefly, the difficult market for small-cap growth stocks took its toll on the fund's performance. Total return for the fund's Class A shares was -16.13% at net asset value. Over the same period, the Russell 2000 Growth Index returned -17.35%.

    You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
July 29, 2002

STOCK MARKET DECLINE AFFECTS FUND PERFORMANCE

GROWTH STOCKS REMAINED OUT OF FAVOR. HOW DID AIM SMALL CAP GROWTH FUND PERFORM?

The difficult market for small-cap growth stocks took its toll on the fund's performance. Excluding sales charges, total returns for the fund's Class A, Class B, Class C and Class R shares were -16.13%, -16.41%, -16.39% and -16.18%, respectively, for the six months ended June 30, 2002. Over the same period, the Russell 2000 Growth Index returned -17.35%.

    Although the fund struggled during the reporting period, its long-term performance remains solid, as illustrated by the chart below.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?

Despite an improving economy, most major stock indexes declined for the reporting period. The nation's gross domestic product (GDP) grew at a 5.0% annualized rate in the first quarter of 2002, and interest rates and inflation were low. However, investors seemed more concerned about several high-profile companies' questionable accounting practices, which were in the spotlight throughout the reporting period. Investors also shied away from stocks because of anemic corporate earnings, doubts about the reliability of analysts' advice, tensions in the Middle East and South Asia, and the ongoing threat of terrorism. As a result, most major market indexes posted negative returns for the reporting period. For example, the S&P 500 returned -13.15%.

    Small-cap stocks fared better than mid- and large-cap stocks. But growth stocks underperformed value stocks. However, only mid- and small-cap value stocks had positive returns for the reporting period. Small-cap value stocks were the best-performing segment of the market while large-cap growth stocks were the worst.

    Materials and consumer staples were the best-performing market sectors, as investors favored more defensive stocks. At the opposite end of the spectrum, information technology and telecommunications were the poorest-performing sectors.

HOW DID YOU MANAGE THE FUND?

We adhered to our investment strategy which has produced attractive, long-term returns for investors. The fund seeks to own the stocks of companies with strong earnings growth potential. However, in the difficult market environment, we managed the portfolio as a blend of more defensive "core growth" holdings and the stocks of companies with the potential for accelerated earnings. Defensive stocks, such as industrial holdings, may provide downside protection during market sell-offs. On the other hand, the stocks of corporations with the potential for accelerated earnings, such as consumer-discretionary companies, may provide upside potential during market rallies.

    At the close of the fiscal year, the fund had significant exposure to the information technology, consumer-

================================================================================

FUND PERFORMANCE

FUND VS. INDEXES

Average Annual Total Returns, 10/18/95-6/30/02, excluding sales charges(1)

================================================================================

                                  [BAR CHART]

Fund Class A Shares                 13.24%
Fund Class B Shares                 12.47
Russell 2000                         8.35
Lipper Small-Cap Growth Fund Index   6.61

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/02, including sales charges

================================================================================

CLASS A SHARES
 Inception (10/18/95)         12.28%
  5 Years                     12.80
  1 Year                     -26.00

CLASS B SHARES
 Inception (10/18/95)         12.47%
  5 Years                     13.03
  1 Year                     -26.13

CLASS C SHARES
 Inception (5/3/99)            5.01%
  1 Year                     -23.00

CLASS R SHARES(2)
 Inception                    13.08%
  5 Years                     13.91
  1 Year                     -21.82

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

(1) Index returns are from 10/31/95-6/30/02; Source: Lipper, Inc.

(2) Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect additional Class R 12b-1 fees (The inception date of Class A shares is 10/18/95). Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

================================================================================

                                                       CLASS A SHARES
CALENDAR YEAR TOTAL RETURNS (%)                    EXCLUDING SALES CHARGES


   1995       1996         1997       1998        1999       2000        2001

  3.24%*     13.81%       16.22%     23.15%      90.64%     -0.74%      -13.79%

*return is from fund inception 10/18/95

================================================================================

PORTFOLIO COMPOSITION

As of 6/30/02, based on total net assets



============================================================================================
TOP 10 HOLDINGS                              TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------

 1. Christopher & Banks Corp.   1.2%          1. Apparel Retail                         5.7%

 2. Chico's FAS, Inc.           0.9           2. Health Care Distributors & Services    5.2

 3. LifePoint Hospitals, Inc.   0.9           3. Semiconductors                         5.2

 4. Rent-A-Center, Inc.         0.8           4. Application Software                   5.0

 5. Sonic Corp.                 0.8           5. Electronic Equipment & Instruments     4.0

 6. Triad Hospitals, Inc.       0.8           6. Biotechnology                          3.9

 7. Patterson-UTI Energy, Inc.  0.8           7. Semiconductor Equipment                3.8

 8. Cerner Corp.                0.8           8. Oil & Gas Equipment & Services         3.5

 9. Accredo Health, Inc.        0.8           9. Diversified Commercial Services        3.5

10. Varian Inc.                 0.8          10. Restaurants                            3.0

TOTAL HOLDINGS: 234             TOTAL NET ASSETS: $1.1 BILLION

The fund's portfolio is subject to change, and there is no assurance the fund will continue to hold any particular security.
============================================================================================


discretionary, health-care and industrial sectors. Over the reporting period, consumer-discretionary stocks performed well for the fund, and its weighting in this sector increased. Within the consumer-discretionary sector, the fund benefited from owning retail apparel, specialty retail and restaurant stocks. Simultaneously, the fund's weighting in the volatile information-technology sector decreased. However, we believe there are a number of technology stocks that have long-term growth potential. The fund benefited from of its lack of exposure to telecommunications stocks, which plummeted during the reporting period.

    To enhance diversification, we increased the number of holdings in the portfolio. As of June 30, 2002, the fund had 234 equity holdings, 16 more than at the beginning of the reporting period. Small-cap stocks made up nearly all of the fund's holdings.

CAN YOU DISCUSS A FEW OF THE FUND'S HOLDINGS?

o Christopher & Banks sells clothing, targeted primarily for working women, at more than 300 stores in 30 states, mostly in the northern portion of the country. The company also operates more than 30 C.J. Banks stores which carry women's plus-size clothing and is planning future expansion in the fall of this year. The firm reported record earnings for its most recent fiscal quarter.

o Sonic is the largest chain of quick-service drive-ins in the country. It owns or franchises nearly 2,400 restaurants in 29 states, mostly in the South. For its most recent fiscal quarter, the company reported a 30% increase in earnings.

o Hot Topic is a specialty retail chain targeting teenagers. It offers music-related clothing and accessories, which have proven popular with this age group. The company operates nearly 400 stores in 48 states. Its stock appreciated significantly over the reporting period.

o Photon Dynamics makes equipment for testing and repairing flat-panel display systems. The company has expanded through acquisitions and has reported strong earnings. However, its stock was adversely affected by the downturn in the information-technology sector.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Markets were volatile as investors kept a close eye on developments at home and abroad. On the more positive side, proposals were being discussed for increased and improved financial disclosure for all public companies as well as possible reforms in the public accounting industry. Corporate profit margins, while disappointing in some cases, were improving, and the Federal Reserve Board appeared prepared to leave interest rates unchanged for the near term. Consumer spending, which accounts for about two thirds of economic activity, remained fairly healthy.

    There continued to be a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into stocks. Moreover, stocks were more reasonably priced than they had been in recent years.

================================================================================

PORTFOLIO MANAGEMENT TEAM


Ryan Crane (Lead Manager)
Robert M. Kippes

Assisted by Mid- and Small-Cap Growth Teams

================================================================================

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

                                                                 MARKET
                                                 SHARES          VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-87.22%

AEROSPACE & DEFENSE-1.35%

Aeroflex Inc.(a)                                   425,000   $    2,953,750
---------------------------------------------------------------------------
Armor Holdings, Inc.(a)                            150,000        3,825,000
---------------------------------------------------------------------------
Engineered Support Systems, Inc.                    90,000        4,707,000
---------------------------------------------------------------------------
Integrated Defense Technologies, Inc.(a)           100,000        2,943,000
===========================================================================
                                                                 14,428,750
===========================================================================

AIRLINES-0.19%

Frontier Airlines, Inc.(a)                         250,000        2,032,500
===========================================================================

APPAREL RETAIL-5.64%

Chico's FAS, Inc.(a)                               270,000        9,806,400
---------------------------------------------------------------------------
Christopher & Banks Corp.(a)                       310,000       13,113,000
---------------------------------------------------------------------------
Deb Shops, Inc.                                    100,000        3,377,900
---------------------------------------------------------------------------
Gymboree Corp. (The)(a)                            350,000        5,607,000
---------------------------------------------------------------------------
Hot Topic, Inc.(a)                                 275,000        7,345,250
---------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)             225,000        4,988,250
---------------------------------------------------------------------------
Too Inc.(a)                                        230,000        7,084,000
---------------------------------------------------------------------------
Urban Outfitters, Inc.(a)                           75,000        2,604,000
---------------------------------------------------------------------------
Wet Seal, Inc. (The)-Class A(a)                    262,500        6,378,750
===========================================================================
                                                                 60,304,550
===========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.29%

Fossil, Inc.(a)                                    150,000        3,084,000
===========================================================================

APPLICATION SOFTWARE-4.99%

Acclaim Entertainment, Inc.(a)                     800,000        2,824,000
---------------------------------------------------------------------------
Activision, Inc.(a)                                175,000        5,085,500
---------------------------------------------------------------------------
Aspen Technology, Inc.(a)                          150,000        1,251,000
---------------------------------------------------------------------------
Catapult Communications Corp.(a)                   135,000        2,952,585
---------------------------------------------------------------------------
Cerner Corp.(a)                                    175,000        8,370,250
---------------------------------------------------------------------------
Cognos, Inc. (Canada)(a)                            75,000        1,664,250
---------------------------------------------------------------------------
Documentum, Inc.(a)                                325,000        3,900,000
---------------------------------------------------------------------------
EPIQ Systems, Inc.(a)                              102,000        1,736,040
---------------------------------------------------------------------------
JDA Software Group, Inc.(a)                        150,000        4,239,000
---------------------------------------------------------------------------
Kronos Inc.(a)                                     100,000        3,048,900
---------------------------------------------------------------------------
Macromedia, Inc.(a)                                400,000        3,548,000
---------------------------------------------------------------------------
MSC. Software Corp.(a)                             175,000        1,566,250
---------------------------------------------------------------------------
National Instruments Corp.(a)                      200,000        6,512,000
---------------------------------------------------------------------------
Take-Two Interactive Software, Inc.(a)             240,000        4,941,600
---------------------------------------------------------------------------
Tripos, Inc.(a)                                     75,000        1,635,000
===========================================================================
                                                                 53,274,375
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

AUTO PARTS & EQUIPMENT-0.28%

Superior Industries International, Inc.             65,000   $    2,998,450
===========================================================================

AUTOMOBILE MANUFACTURERS-0.34%

Monaco Coach Corp.(a)                              170,000        3,621,000
===========================================================================

BANKS-2.37%

Greater Bay Bancorp                                130,000        3,998,800
---------------------------------------------------------------------------
Prosperity Bancshares, Inc.                        240,000        4,372,560
---------------------------------------------------------------------------
Silicon Valley Bancshares(a)                       150,000        3,954,000
---------------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)               150,250        5,442,055
---------------------------------------------------------------------------
Sterling Bancshares, Inc.                          162,500        2,400,125
---------------------------------------------------------------------------
UCBH Holdings, Inc.                                 75,000        2,850,750
---------------------------------------------------------------------------
Whitney Holding Corp.                               75,000        2,305,500
===========================================================================
                                                                 25,323,790
===========================================================================

BIOTECHNOLOGY-3.89%

Affymetrix, Inc.(a)                                200,000        4,798,000
---------------------------------------------------------------------------
Albany Molecular Research, Inc.(a)                 150,000        3,171,000
---------------------------------------------------------------------------
Array BioPharma Inc.(a)                            350,000        3,374,000
---------------------------------------------------------------------------
Cephalon, Inc.(a)                                   65,299        2,951,515
---------------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                          175,000        6,133,750
---------------------------------------------------------------------------
Connectics Corp.(a)                                275,000        3,552,725
---------------------------------------------------------------------------
Genencor International Inc.(a)                     175,000        1,713,250
---------------------------------------------------------------------------
Invitrogen Corp.(a)                                 60,000        1,920,600
---------------------------------------------------------------------------
SangStat Medical Corp.(a)                          300,000        6,894,000
---------------------------------------------------------------------------
Techne Corp.(a)                                    175,000        4,938,500
---------------------------------------------------------------------------
Transkaryotic Therapies, Inc.(a)                    60,000        2,163,000
===========================================================================
                                                                 41,610,340
===========================================================================

BROADCASTING & CABLE TV-1.76%

Cox Radio, Inc.-Class A(a)                         110,000        2,651,000
---------------------------------------------------------------------------
Entercom Communications Corp.(a)                    55,000        2,524,500
---------------------------------------------------------------------------
Entravision Communications Corp.- Class A(a)       400,000        4,900,000
---------------------------------------------------------------------------
Radio One, Inc.-Class A(a)                         225,000        3,345,750
---------------------------------------------------------------------------
Radio One, Inc.-Class D(a)                         265,000        3,940,550
---------------------------------------------------------------------------
TiVo Inc.(a)                                       400,000        1,484,000
===========================================================================
                                                                 18,845,800
===========================================================================

CASINOS & GAMBLING-0.97%

Alliance Gaming Corp.(a)                           250,000        3,117,500
---------------------------------------------------------------------------
Shuffle Master, Inc.(a)                            200,000        3,674,000
---------------------------------------------------------------------------
Station Casinos, Inc.(a)                           200,000        3,570,000
===========================================================================
                                                                 10,361,500
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

CATALOG RETAIL-1.61%

dELiA*s Corp.-Class A(a)                           400,000   $    2,040,000
---------------------------------------------------------------------------
Insight Enterprises, Inc.(a)                       300,000        7,557,000
---------------------------------------------------------------------------
J. Jill Group Inc.(a)                              200,000        7,590,000
===========================================================================
                                                                 17,187,000
===========================================================================

COMMODITY CHEMICALS-0.54%

Spartech Corp.                                     175,000        4,765,250
---------------------------------------------------------------------------
Summa Industries(a)                                100,000          980,000
===========================================================================
                                                                  5,745,250
===========================================================================

COMPUTER & ELECTRONICS RETAIL-0.98%

GameStop Corp.(a)                                  250,000        5,247,500
---------------------------------------------------------------------------
Tweeter Home Entertainment Group, Inc.(a)          160,000        2,614,400
---------------------------------------------------------------------------
Ultimate Electronics, Inc.(a)                      100,000        2,591,000
===========================================================================
                                                                 10,452,900
===========================================================================

COMPUTER HARDWARE-0.65%

Concurrent Computer Corp.(a)                       400,000        1,860,000
---------------------------------------------------------------------------
Pinnacle Systems, Inc.(a)                          500,000        5,050,000
===========================================================================
                                                                  6,910,000
===========================================================================

COMPUTER STORAGE & PERIPHERALS-0.44%

Applied Films Corp.(a)                             275,000        3,099,250
---------------------------------------------------------------------------
M-Systems Flash Disk Pioneers Ltd.
  (Israel)(a)                                      200,000        1,660,580
===========================================================================
                                                                  4,759,830
===========================================================================

CONSTRUCTION & ENGINEERING-0.55%

Shaw Group Inc. (The)(a)                           190,000        5,833,000
===========================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.25%

AGCO Corp.(a)                                      135,000        2,632,500
===========================================================================

CONSUMER FINANCE-0.25%

Doral Financial Corp.                               80,000        2,671,200
===========================================================================

DATA PROCESSING SERVICES-1.40%

FactSet Research Systems Inc.                      170,000        5,060,900
---------------------------------------------------------------------------
InterCept, Inc.(a)                                 100,000        2,072,000
---------------------------------------------------------------------------
Pegasus Systems, Inc.(a)                           175,000        3,062,500
---------------------------------------------------------------------------
ProBusiness Services, Inc.(a)                      325,000        4,734,925
===========================================================================
                                                                 14,930,325
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.46%

Apollo Group, Inc.-Class A(a)(b)                   112,500        4,433,625
---------------------------------------------------------------------------
Career Education Corp.(a)                          150,000        6,750,000
---------------------------------------------------------------------------
Corporate Executive Board Co. (The)(a)             200,000        6,850,000
---------------------------------------------------------------------------
Education Management Corp.(a)                      140,000        5,702,200
---------------------------------------------------------------------------
Iron Mountain Inc.(a)                              186,225        5,745,041
---------------------------------------------------------------------------
Mobile Mini, Inc.(a)                               100,000        1,710,000
---------------------------------------------------------------------------
NCO Group, Inc.(a)                                 150,000        3,267,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
DIVERSIFIED COMMERCIAL SERVICES-(CONTINUED)

PRG-Schultz International, Inc.(a)                 200,000   $    2,462,000
===========================================================================
                                                                 36,919,866
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-1.10%

Affiliated Managers Group, Inc.(a)                  70,000        4,305,000
---------------------------------------------------------------------------
Euronet Worldwide, Inc.(a)                         465,000        7,435,350
===========================================================================
                                                                 11,740,350
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.43%

II-VI Inc.(a)                                      150,000        2,215,500
---------------------------------------------------------------------------
Power-One, Inc.(a)                                 375,000        2,332,500
===========================================================================
                                                                  4,548,000
===========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-3.98%

Avnet, Inc.                                        130,500        2,869,695
---------------------------------------------------------------------------
FLIR Systems, Inc.(a)                              110,000        4,616,700
---------------------------------------------------------------------------
Keithley Instruments, Inc.                         180,000        2,599,200
---------------------------------------------------------------------------
KEMET Corp.(a)                                     250,000        4,465,000
---------------------------------------------------------------------------
Kopin Corp.(a)                                     500,000        3,300,000
---------------------------------------------------------------------------
Photon Dynamics, Inc.(a)                           250,000        7,500,000
---------------------------------------------------------------------------
ScanSource, Inc.(a)                                 85,000        5,219,850
---------------------------------------------------------------------------
Tektronix, Inc.(a)                                 200,000        3,742,000
---------------------------------------------------------------------------
Varian Inc.(a)                                     250,000        8,237,500
===========================================================================
                                                                 42,549,945
===========================================================================

EMPLOYMENT SERVICES-0.40%

Administaff, Inc.(a)                               125,000        1,250,000
---------------------------------------------------------------------------
Heidrick & Struggles International, Inc.(a)        150,000        2,995,500
===========================================================================
                                                                  4,245,500
===========================================================================

ENVIRONMENTAL SERVICES-1.25%

Stericycle, Inc.(a)                                160,000        5,665,600
---------------------------------------------------------------------------
Tetra Tech, Inc.                                   150,000        2,205,000
---------------------------------------------------------------------------
Waste Connections, Inc.(a)                         175,000        5,467,000
===========================================================================
                                                                 13,337,600
===========================================================================

FOOD DISTRIBUTORS-1.09%

Performance Food Group Co.(a)                      200,000        6,772,000
---------------------------------------------------------------------------
United Natural Foods, Inc.(a)                      250,000        4,875,000
===========================================================================
                                                                 11,647,000
===========================================================================

FOOD RETAIL-0.45%

Whole Foods Market, Inc.(a)                        100,000        4,822,000
===========================================================================

GENERAL MERCHANDISE STORES-0.52%

Fred's, Inc.                                       150,000        5,517,000
===========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-5.16%

Accredo Health, Inc.(a)                            180,000        8,305,200
---------------------------------------------------------------------------
Advisory Board Co. (The)(a)                        115,000        4,167,600
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
HEALTH CARE DISTRIBUTORS & SERVICES-(CONTINUED)

Covance Inc.(a)                                    140,000   $    2,625,000
---------------------------------------------------------------------------
DaVita, Inc.(a)                                    200,000        4,760,000
---------------------------------------------------------------------------
DIANON Systems, Inc.(a)                            100,000        5,342,000
---------------------------------------------------------------------------
Express Scripts, Inc.(a)                           100,000        5,011,000
---------------------------------------------------------------------------
First Horizon Pharmaceutical Corp.(a)              225,000        4,655,250
---------------------------------------------------------------------------
ICON PLC-ADR (Ireland)(a)                           60,000        1,710,000
---------------------------------------------------------------------------
IMPATH Inc.(a)                                     150,000        2,692,500
---------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)             90,000        4,108,500
---------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(a)                   120,000        3,000,000
---------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.(a)        200,000        5,268,000
---------------------------------------------------------------------------
Priority Healthcare Corp.-Class B(a)               150,000        3,525,000
===========================================================================
                                                                 55,170,050
===========================================================================

HEALTH CARE EQUIPMENT-2.77%

Bruker AXS Inc.(a)                                 500,000          750,000
---------------------------------------------------------------------------
Bruker Daltonics, Inc.(a)                          300,000        1,200,000
---------------------------------------------------------------------------
CTI Molecular Imaging, Inc.(a)                     119,900        2,750,506
---------------------------------------------------------------------------
Diagnostic Products Corp.                           75,000        2,775,000
---------------------------------------------------------------------------
Integra LifeSciences Holdings(a)                   130,000        2,827,500
---------------------------------------------------------------------------
Med-Design Corp. (The)(a)                          300,000        3,882,000
---------------------------------------------------------------------------
Therasense, Inc.(a)                                275,000        5,071,000
---------------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.(a)            220,000        5,605,600
---------------------------------------------------------------------------
Zoll Medical Corp.(a)                              145,000        4,716,850
===========================================================================
                                                                 29,578,456
===========================================================================

HEALTH CARE FACILITIES-2.40%

LifePoint Hospitals, Inc.(a)                       270,000        9,803,700
---------------------------------------------------------------------------
Province Healthcare Co.(a)                         225,000        5,031,000
---------------------------------------------------------------------------
Select Medical Corp.(a)                            150,000        2,349,000
---------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                           200,000        8,476,000
===========================================================================
                                                                 25,659,700
===========================================================================

HEALTH CARE SUPPLIES-1.00%

Align Technology, Inc.(a)                          275,000        1,078,000
---------------------------------------------------------------------------
Haemonetics Corp.(a)                                40,000        1,168,000
---------------------------------------------------------------------------
ICU Medical, Inc.(a)                               150,000        4,635,000
---------------------------------------------------------------------------
Steris Corp.(a)                                    200,000        3,822,000
===========================================================================
                                                                 10,703,000
===========================================================================

HOMEBUILDING-0.63%

D.R. Horton, Inc.                                  147,375        3,836,171
---------------------------------------------------------------------------
Toll Brothers, Inc.(a)                             100,000        2,930,000
===========================================================================
                                                                  6,766,171
===========================================================================

HOTELS, RESORTS & CRUISE LINES-0.35%

Sun International Hotels Ltd. (Bahamas)(a)         150,000        3,717,000
===========================================================================

INDUSTRIAL MACHINERY-0.25%

The Manitiwoc Co., Inc.                             75,000        2,661,750
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

INTEGRATED TELECOMMUNICATION SERVICES-0.24%

Intrado Inc.(a)                                    130,000   $    2,516,800
===========================================================================

INTERNET SOFTWARE & SERVICES-2.52%

Digital Insight Corp.(a)                            86,900        1,429,505
---------------------------------------------------------------------------
DoubleClick Inc.(a)                                250,000        1,855,000
---------------------------------------------------------------------------
Internet Security Systems, Inc.(a)                 150,000        1,968,000
---------------------------------------------------------------------------
McAfee.com Corp.(a)                                200,000        2,928,000
---------------------------------------------------------------------------
Netegrity, Inc.(a)                                 175,000        1,078,000
---------------------------------------------------------------------------
OneSource Information Services, Inc.(a)            250,000        1,675,000
---------------------------------------------------------------------------
Paypal, Inc.(a)                                    300,000        6,060,300
---------------------------------------------------------------------------
SkillSoft Corp.(a)                                 200,000        1,570,000
---------------------------------------------------------------------------
SonicWALL, Inc.(a)                                 400,000        2,008,000
---------------------------------------------------------------------------
Websense, Inc.(a)                                  250,000        6,392,500
===========================================================================
                                                                 26,964,305
===========================================================================

IT CONSULTING & SERVICES-1.47%

Bell Microproducts Inc.(a)                         200,000        1,610,000
---------------------------------------------------------------------------
CACI International Inc.-Class A(a)                 150,000        5,728,500
---------------------------------------------------------------------------
Forrester Research, Inc.(a)                        150,000        2,909,850
---------------------------------------------------------------------------
Titan Corp. (The)(a)                               300,000        5,487,000
===========================================================================
                                                                 15,735,350
===========================================================================

MANAGED HEALTH CARE-0.81%

Centene Corp.(a)                                   100,000        3,098,000
---------------------------------------------------------------------------
First Health Group Corp.(a)                        200,000        5,608,000
===========================================================================
                                                                  8,706,000
===========================================================================

MOVIES & ENTERTAINMENT-1.08%

Macrovision Corp.(a)                               240,000        3,146,400
---------------------------------------------------------------------------
Pixar, Inc.(a)                                     125,000        5,512,500
---------------------------------------------------------------------------
Regal Entertainment Group-Class A(a)               123,100        2,870,692
===========================================================================
                                                                 11,529,592
===========================================================================

MULTI-LINE INSURANCE-0.37%

HCC Insurance Holdings, Inc.                       150,000        3,952,500
===========================================================================

NETWORKING EQUIPMENT-0.35%

Avocent Corp.(a)                                   235,000        3,741,200
===========================================================================

OFFICE SERVICES & SUPPLIES-0.21%

MCSi, Inc.(a)                                      200,000        2,247,800
===========================================================================

OIL & GAS DRILLING-1.23%

Patterson-UTI Energy, Inc.(a)                      300,000        8,469,000
---------------------------------------------------------------------------
Pride International, Inc.(a)                       300,000        4,698,000
===========================================================================
                                                                 13,167,000
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.50%

Cal Dive International, Inc.(a)                    350,000        7,700,000
---------------------------------------------------------------------------
GulfMark Offshore, Inc.(a)                         150,000        6,211,500
---------------------------------------------------------------------------
Hanover Compressor Co.(a)                          150,000        2,025,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

Key Energy Services, Inc.(a)                       275,000   $    2,887,500
---------------------------------------------------------------------------
National-Oilwell, Inc.(a)                          125,000        2,631,250
---------------------------------------------------------------------------
Newpark Resources, Inc.(a)                         400,000        2,940,000
---------------------------------------------------------------------------
TETRA Technologies, Inc.(a)                        150,000        3,982,500
---------------------------------------------------------------------------
Universal Compression Holdings, Inc.(a)            270,000        6,477,300
---------------------------------------------------------------------------
Willbros Group, Inc. (Panama)(a)                   150,000        2,550,000
===========================================================================
                                                                 37,405,050
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.25%

Forest Oil Corp.(a)                                115,000        3,269,450
---------------------------------------------------------------------------
Newfield Exploration Co.(a)                        125,000        4,646,250
---------------------------------------------------------------------------
Spinnaker Exploration Co.(a)                       150,000        5,403,000
===========================================================================
                                                                 13,318,700
===========================================================================

PACKAGED FOODS & MEATS-0.72%

Hain Celestial Group, Inc.(a)                      250,000        4,625,000
---------------------------------------------------------------------------
Horizon Organic Holding Corp.(a)                   175,000        3,083,500
===========================================================================
                                                                  7,708,500
===========================================================================

PERSONAL PRODUCTS-0.34%

Steiner Leisure Ltd.(a)                            250,000        3,625,000
===========================================================================

PHARMACEUTICALS-1.65%

aaiPharma Inc.(a)                                  150,000        3,372,000
---------------------------------------------------------------------------
Barr Laboratories, Inc.(a)                          50,000        3,176,500
---------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)            125,000        5,345,000
---------------------------------------------------------------------------
Pain Therapeutics, Inc.(a)                         250,000        2,090,000
---------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                      150,000        3,678,000
===========================================================================
                                                                 17,661,500
===========================================================================

PROPERTY & CASUALTY INSURANCE-0.36%

Fidelity National Financial, Inc.                  121,000        3,823,600
===========================================================================

PUBLISHING-0.41%

Getty Images, Inc.(a)                              200,000        4,354,000
===========================================================================

RESTAURANTS-2.97%

Krispy Kreme Doughnuts, Inc.(a)                    120,000        3,862,800
---------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)                 200,000        6,284,000
---------------------------------------------------------------------------
Panera Bread Co.-Class A(a)                        200,000        6,950,000
---------------------------------------------------------------------------
RARE Hospitality International, Inc.(a)            215,000        5,787,800
---------------------------------------------------------------------------
Sonic Corp.(a)                                     281,250        8,834,062
===========================================================================
                                                                 31,718,662
===========================================================================

SEMICONDUCTOR EQUIPMENT-3.75%

Advanced Energy Industries, Inc.(a)                 90,000        1,996,200
---------------------------------------------------------------------------
ASE Test Ltd. (Taiwan)(a)                          325,000        3,152,500
---------------------------------------------------------------------------
Asyst Technologies, Inc.(a)                        325,000        6,613,750
---------------------------------------------------------------------------
AXT, Inc.(a)                                       250,000        1,995,000
---------------------------------------------------------------------------
Credence Systems Corp.(a)                          240,000        4,264,800
---------------------------------------------------------------------------
Cymer, Inc.(a)                                     125,000        4,380,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
SEMICONDUCTOR EQUIPMENT-(CONTINUED)

FEI Co.(a)                                         220,000   $    5,392,200
---------------------------------------------------------------------------
Kulicke & Soffa Industries, Inc.(a)                200,000        2,478,000
---------------------------------------------------------------------------
Mykrolis Corp.(a)                                  300,000        3,543,000
---------------------------------------------------------------------------
Trikon Technologies, Inc.(a)                       125,000        1,123,750
---------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                          150,000        5,089,500
===========================================================================
                                                                 40,028,700
===========================================================================

SEMICONDUCTORS-5.15%

Actel Corp.(a)                                     225,000        4,729,500
---------------------------------------------------------------------------
ChipPAC, Inc.-Class A(a)                           786,500        4,860,570
---------------------------------------------------------------------------
Cree, Inc.(a)                                      300,000        3,969,000
---------------------------------------------------------------------------
Exar Corp.(a)                                      225,000        4,437,000
---------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)                300,000        6,057,000
---------------------------------------------------------------------------
Intersil Corp.-Class A(a)                          186,000        3,976,680
---------------------------------------------------------------------------
Microtune, Inc.(a)                                 150,000        1,336,500
---------------------------------------------------------------------------
MIPS Technologies, Inc.-Class A(a)                 400,000        2,468,000
---------------------------------------------------------------------------
O2Micro International Ltd. (Cayman
  Islands)(a)                                      300,000        3,105,000
---------------------------------------------------------------------------
Pixelworks, Inc.(a)                                250,000        2,097,500
---------------------------------------------------------------------------
PLX Technology, Inc.(a)                            325,000        1,381,250
---------------------------------------------------------------------------
Silicon Storage Technology, Inc.(a)                350,000        2,730,000
---------------------------------------------------------------------------
Skyworks Solutions, Inc.(a)                        160,000          888,000
---------------------------------------------------------------------------
TriQuint Semiconductor, Inc.(a)                    401,302        2,572,346
---------------------------------------------------------------------------
Virage Logic Corp.(a)                              300,000        3,906,000
---------------------------------------------------------------------------
Zoran Corp.(a)                                     285,000        6,529,350
===========================================================================
                                                                 55,043,696
===========================================================================

SPECIALTY CHEMICALS-1.12%

Cambrex Corp.                                      175,000        7,017,500
---------------------------------------------------------------------------
OM Group, Inc.                                      80,000        4,960,000
===========================================================================
                                                                 11,977,500
===========================================================================

SPECIALTY STORES-1.71%

Circuit City Stores, Inc.-CarMax Group(a)          225,000        4,871,250
---------------------------------------------------------------------------
Copart, Inc.(a)                                    270,000        4,382,100
---------------------------------------------------------------------------
Rent-A-Center, Inc.(a)                             155,000        8,991,550
===========================================================================
                                                                 18,244,900
===========================================================================

STEEL-0.31%

Gibraltar Steel Corp.                              150,000        3,328,500
===========================================================================

SYSTEMS SOFTWARE-0.46%

Micromuse Inc.(a)                                  175,000          778,750
---------------------------------------------------------------------------
Red Hat, Inc.(a)                                   700,000        4,109,000
===========================================================================
                                                                  4,887,750
===========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.26%

Anaren Microwave, Inc.(a)                          225,000        1,944,000
---------------------------------------------------------------------------
CommScope, Inc.(a)                                 165,000        2,062,500
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
TELECOMMUNICATIONS EQUIPMENT-(CONTINUED)

Polycom, Inc.(a)                                   268,000   $    3,213,320
---------------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                    296,800        2,718,688
---------------------------------------------------------------------------
UTStarcom, Inc.(a)                                 175,000        3,529,750
===========================================================================
                                                                 13,468,258
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $932,384,996)                             931,745,311
===========================================================================

                                                PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-0.16%

1.66%, 09/19/02 (Cost $1,743,526)(c)           $1,750,000(d)      1,744,247
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
MONEY MARKET FUNDS-12.58%

STIC Liquid Assets Portfolio(e)                 67,158,333   $   67,158,333
---------------------------------------------------------------------------
STIC Prime Portfolio(e)                         67,158,333       67,158,333
===========================================================================
    Total Money Market Funds (Cost
      $134,316,666)                                             134,316,666
===========================================================================
TOTAL INVESTMENTS-99.96%
  (Cost $1,068,445,188)                                       1,067,806,224
===========================================================================
OTHER ASSETS LESS LIABILITIES-0.04%                                 422,572
===========================================================================
NET ASSETS-100.00%                                           $1,068,228,796
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 10.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 9.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $1,068,445,188)*                                  $1,067,806,224
------------------------------------------------------------------
Receivables for:
  Investments sold                                         896,268
------------------------------------------------------------------
  Variation margin                                         101,500
------------------------------------------------------------------
  Fund shares sold                                       9,085,364
------------------------------------------------------------------
  Dividends                                                278,072
------------------------------------------------------------------
Investment for deferred compensation plan                    3,577
------------------------------------------------------------------
Collateral for securities loaned                       216,149,868
------------------------------------------------------------------
Other assets                                               100,154
==================================================================
    Total assets                                     1,294,421,027
__________________________________________________________________
==================================================================

LIABILITIES:

Payables for:
  Investments purchased                                  5,581,672
------------------------------------------------------------------
  Fund shares reacquired                                 2,707,818
------------------------------------------------------------------
  Options written (premiums received $76,673)               96,250
------------------------------------------------------------------
  Deferred compensation plan                                 3,577
------------------------------------------------------------------
  Collateral upon return of securities loaned          216,149,868
------------------------------------------------------------------
Accrued distribution fees                                1,064,711
------------------------------------------------------------------
Accrued transfer agent fees                                380,695
------------------------------------------------------------------
Accrued operating expenses                                 207,640
==================================================================
    Total liabilities                                  226,192,231
==================================================================
Net assets applicable to shares outstanding         $1,068,228,796
__________________________________________________________________
==================================================================

NET ASSETS:

Class A                                             $  807,308,554
__________________________________________________________________
==================================================================
Class B                                             $  204,583,634
__________________________________________________________________
==================================================================
Class C                                             $   56,318,349
__________________________________________________________________
==================================================================
Class R                                             $        9,510
__________________________________________________________________
==================================================================
Institutional Class                                 $        8,749
__________________________________________________________________
==================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                 37,500,092
__________________________________________________________________
==================================================================
Class B                                                  9,996,397
__________________________________________________________________
==================================================================
Class C                                                  2,753,590
__________________________________________________________________
==================================================================
Class R                                                        442
__________________________________________________________________
==================================================================
Institutional Class                                            406
__________________________________________________________________
==================================================================
Class A:
  Net asset value per share                         $        21.53
------------------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.53 divided by 94.50%)   $        22.78
__________________________________________________________________
==================================================================
Class B:
  Net asset value and offering price per share      $        20.47
__________________________________________________________________
==================================================================
Class C:
  Net asset value and offering price per share      $        20.45
__________________________________________________________________
==================================================================
Class R:
  Net asset value and offering price per share      $        21.52
__________________________________________________________________
==================================================================
Institutional Class:
  Net asset value and offering price per share      $        21.55
__________________________________________________________________
==================================================================

* At June 30, 2002, securities with an aggregate market value of $213,418,450 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends from affiliated money market funds         $   1,390,581
------------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $2,400)                                                  293,801
------------------------------------------------------------------
Interest                                                    15,160
------------------------------------------------------------------
Security lending income                                    706,812
==================================================================
    Total investment income                              2,406,354
==================================================================

EXPENSES:

Advisory fees                                            3,810,473
------------------------------------------------------------------
Administrative services fees                                98,225
------------------------------------------------------------------
Custodian fees                                              93,167
------------------------------------------------------------------
Distribution fees -- Class A                             1,381,384
------------------------------------------------------------------
Distribution fees -- Class B                             1,128,664
------------------------------------------------------------------
Distribution fees -- Class C                               294,140
------------------------------------------------------------------
Distribution fees -- Class R                                     4
------------------------------------------------------------------
Transfer agent fees                                      1,441,671
------------------------------------------------------------------
Trustees' fees                                               7,191
------------------------------------------------------------------
Other                                                      316,900
==================================================================
    Total expenses                                       8,571,819
==================================================================
Less: Fees waived                                         (251,577)
------------------------------------------------------------------
    Expenses paid indirectly                                (8,028)
==================================================================
    Net expenses                                         8,312,214
==================================================================
Net investment income (loss)                            (5,905,860)
==================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FUTURES CONTRACTS AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                (43,131,343)
------------------------------------------------------------------
  Futures contracts                                       (149,945)
==================================================================
                                                       (43,281,288)
==================================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                               (139,973,438)
------------------------------------------------------------------
  Futures contracts                                       (872,070)
------------------------------------------------------------------
  Option contracts written                                 (19,577)
==================================================================
                                                      (140,865,085)
==================================================================
Net gain (loss) from investment securities, futures
  contracts and option contracts                      (184,146,373)
==================================================================
Net increase (decrease) in net assets resulting
  from operations                                    $(190,052,233)
__________________________________________________________________
==================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2002              2001
                                                              --------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $   (5,905,860)    $ (6,785,278)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                            (43,281,288)     (66,665,383)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities futures contracts and option
    contracts                                                   (140,865,085)     (23,595,827)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (190,052,233)     (97,046,488)
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --         (737,984)
-----------------------------------------------------------------------------------------------
  Class B                                                                 --         (243,755)
-----------------------------------------------------------------------------------------------
  Class C                                                                 --          (51,933)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        268,356,159      174,077,937
-----------------------------------------------------------------------------------------------
  Class B                                                         31,243,106       13,080,520
-----------------------------------------------------------------------------------------------
  Class C                                                         19,766,382       10,328,231
-----------------------------------------------------------------------------------------------
  Class R                                                             10,000               --
-----------------------------------------------------------------------------------------------
  Institutional Class                                                 10,000               --
===============================================================================================
    Net increase in net assets                                   129,333,414       99,406,528
===============================================================================================

NET ASSETS:

  Beginning of period                                            938,895,382      839,488,854
===============================================================================================
  End of period                                               $1,068,228,796     $938,895,382
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,199,716,348     $880,330,701
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (5,908,043)          (2,183)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and futures contracts                            (124,664,978)     (81,383,690)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, futures contracts and option contracts              (914,531)     139,950,554
===============================================================================================
                                                              $1,068,228,796     $938,895,382
_______________________________________________________________________________________________
===============================================================================================

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Growth Fund (the "Fund") (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares:
Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $68,295,841 as of December 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

G. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $10,597.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2002, AIM retained $98,225 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS was paid $489,798 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2002, the Class A, Class B, Class C and Class R shares paid AIM Distributors $1,140,404, $1,128,664, $294,140 and $4, respectively, as compensation under the Plans. During the Fund's closing to new investors, AIM Distributors has agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. For the six months ended June 30, 2002, AIM Distributors waived fees of $240,980 for Class A shares.

  AIM Distributors retained commissions of $172,968 from sales of the Class A shares of the Fund during the six months ended June 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2002, AIM Distributors retained $16,663, $0 and $17,436 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $2,032 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,877 and reductions in custodian fees of $1,151 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $8,028.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At June 30, 2002, securities with an aggregate value of $213,418,450 were on loan to brokers. The loans were secured by cash collateral of $216,149,868 received by the Fund and subsequently invested in affiliated money market funds as follows: $108,074,934 in STIC Liquid Assets Portfolio and $108,074,934 in STIC Prime Portfolio. For the six months ended June 30, 2002, the Fund received fees of $706,812 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                       2001          2000
                                    ----------    -----------
Distributions paid from:
  Ordinary income                   $1,033,672    $27,213,237
-------------------------------------------------------------
  Long-term capital gain                    --     21,332,360
=============================================================
                                    $1,033,672    $48,545,597
_____________________________________________________________
=============================================================


  As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:


Capital loss carryforward                      $(68,295,841)
-----------------------------------------------------------
Unrealized appreciation                         126,860,522
===========================================================
                                               $ 58,564,681
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on futures contracts and other deferrals.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2002 was $401,341,347 and $96,541,624, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 170,173,291
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (174,440,167)
===========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $  (4,266,876)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $1,072,073,100.


NOTE 9--FUTURES CONTRACTS

On June 30, 2002, $1,360,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of June 30, 2002 were as follows:

                                                               UNREALIZED
                     NO. OF        MONTH/        MARKET       APPRECIATION
CONTRACT            CONTRACTS    COMMITMENT       VALUE      (DEPRECIATION)
--------            ---------   ------------   -----------   --------------
Russell 2000 Index     70       Sep.-02/Long   $16,217,250     $(255,990)
___________________________________________________________________________
===========================================================================


NOTE 10--CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2002 are summarized as follows:

                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------    --------
Beginning of period                                               --       $    --
-----------------------------------------------------------------------------------
Written                                                          500        76,673
===================================================================================
End of period                                                    500       $76,673
___________________________________________________________________________________
===================================================================================


  Open call options written at June 30, 2002 were as follows:

                                                                                                  JUNE 30,        UNREALIZED
                                                 CONTRACT    STRIKE    NUMBER OF    PREMIUMS        2002         APPRECIATION
ISSUE                                             MONTH      PRICE     CONTRACTS    RECEIVED    MARKET VALUE    (DEPRECIATION)
-----                                            --------    ------    ---------    --------    ------------    --------------
Apollo Group, Inc.-Class A.                       Aug-02      $40         500       $76,673       $96,250          $(19,577)
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                     JUNE 30, 2002                DECEMBER 31, 2001
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
                                                              ----------    -------------    ----------    -------------
Sold:
  Class A                                                     16,779,405    $ 406,205,783    14,079,041    $ 339,333,818
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,475,049       57,696,515     2,180,576       50,242,136
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,224,727       28,479,127       851,777       19,751,706
------------------------------------------------------------------------------------------------------------------------
  Class R*                                                           442           10,000            --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                              406           10,000            --               --
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --               --        30,868          776,744
------------------------------------------------------------------------------------------------------------------------
  Class B                                                             --               --         9,645          226,413
------------------------------------------------------------------------------------------------------------------------
  Class C                                                             --               --         2,003           47,155
========================================================================================================================
Reacquired:
  Class A                                                     (5,737,267)    (137,849,624)   (6,654,156)    (166,032,625)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,176,128)     (26,453,409)   (1,567,212)     (37,388,029)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (385,018)      (8,712,745)     (397,721)      (9,470,630)
========================================================================================================================
                                                              13,181,616    $ 319,385,647     8,534,821    $ 197,486,688
________________________________________________________________________________________________________________________
========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
** Institutional class shares commenced sales on March 17, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      CLASS A
                                                    ----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                            YEAR ENDED DECEMBER 31,
                                                    JUNE 30,          ----------------------------------------------------------
                                                      2002              2001         2000         1999        1998        1997
                                                    ----------        --------     --------     --------     -------     -------
Net asset value, beginning of period                 $  25.67         $  29.81     $  31.87     $  17.03     $ 14.27     $ 12.52
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.11)(a)        (0.18)(a)    (0.13)       (0.09)(a)   (0.19)(a)   (0.18)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     (4.03)           (3.93)       (0.12)       15.47        3.45        2.20
================================================================================================================================
    Total from investment operations                    (4.14)           (4.11)       (0.25)       15.38        3.26        2.02
================================================================================================================================
Less distributions from net realized gains                 --            (0.03)       (1.81)       (0.54)      (0.50)      (0.27)
================================================================================================================================
Net asset value, end of period                       $  21.53         $  25.67     $  29.81     $  31.87     $ 17.03     $ 14.27
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                        (16.13)%         (13.79)%      (0.74)%      90.64%      23.15%      16.23%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $807,309         $679,104     $566,458     $428,378     $24,737     $10,896
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                       1.36%(c)         1.31%        1.13%        1.54%       1.76%       1.92%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                    1.42%(c)         1.39%        1.23%        1.54%       2.20%       2.52%
================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            (0.91)%(c)       (0.70)%      (0.40)%      (0.38)%     (1.29)%     (1.40)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                    11%              37%          62%          56%        190%        233%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $795,903,957.

                                                                                      CLASS B
                                                   -----------------------------------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED                             YEAR ENDED DECEMBER 31,
                                                    JUNE 30,          ----------------------------------------------------------
                                                      2002              2001         2000         1999        1998        1997
                                                   ----------         --------     --------     --------     -------     -------
Net asset value, beginning of period                $  24.48          $  28.64     $  30.92     $  16.64     $ 14.06     $ 12.42
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.18)(a)         (0.35)(a)    (0.40)       (0.24)(a)   (0.29)(a)   (0.26)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (3.83)            (3.78)       (0.07)       15.06        3.37        2.17
================================================================================================================================
    Total from investment operations                   (4.01)            (4.13)       (0.47)       14.82        3.08        1.91
================================================================================================================================
Less distributions from net realized gains                --             (0.03)       (1.81)       (0.54)      (0.50)      (0.27)
================================================================================================================================
Net asset value, end of period                      $  20.47          $  24.48     $  28.64     $  30.92     $ 16.64     $ 14.06
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                       (16.38)%          (14.42)%      (1.48)%      89.40%      22.22%      15.47%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $204,584          $212,958     $231,293     $240,150     $26,448     $21,222
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                      2.07%(c)          2.03%        1.88%        2.19%       2.40%       2.57%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                   2.07%(c)          2.04%        1.88%        2.19%       2.85%       3.17%
================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.62)%(c)        (1.43)%      (1.15)%      (1.03)%     (1.96)%     (2.05)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                   11%               37%          62%          56%        190%        233%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $227,603,556.

                                                                                         CLASS C
                                                                ----------------------------------------------------------
                                                                                                              MAY 3, 1999
                                                                SIX MONTHS            YEAR ENDED              (DATE SALES
                                                                  ENDED              DECEMBER 31,            COMMENCED) TO
                                                                 JUNE 30,        ---------------------       DECEMBER 31,
                                                                   2002           2001          2000             1999
                                                                ----------       -------       -------       -------------
Net asset value, beginning of period                             $ 24.47         $ 28.63       $ 30.91          $ 19.03
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.18)(a)       (0.35)(a)     (0.39)           (0.17)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (3.84)          (3.78)        (0.08)           12.59
==========================================================================================================================
    Total from investment operations                               (4.02)          (4.13)        (0.47)           12.42
==========================================================================================================================
Less distributions from net realized gains                            --           (0.03)        (1.81)           (0.54)
==========================================================================================================================
Net asset value, end of period                                   $ 20.45         $ 24.47       $ 28.63          $ 30.91
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return                                                      (16.43)%        (14.43)%       (1.48)%          65.56%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)(b)                      $56,318         $46,833       $41,738          $40,530
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  2.07%(c)        2.03%         1.88%            2.19%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               2.07%(c)        2.04%         1.88%            2.19%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets        (1.62)%(c)      (1.43)%       (1.15)%          (1.03)%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                               11%             37%           62%              56%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $59,315,511.
(d)  Annualized.

                                                                   CLASS R
                                                                -------------
                                                                JUNE 3, 2002
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                  JUNE 30,
                                                                    2002
                                                                -------------
Net asset value, beginning of period                               $22.64
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.02)(a)
-----------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)           (1.10)
=============================================================================
    Total from investment operations                                (1.12)
=============================================================================
Net asset value, end of period                                     $21.52
_____________________________________________________________________________
=============================================================================
Total return(b)                                                     (4.95)%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   10
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   1.57%(c)
-----------------------------------------------------------------------------
  Without fee waivers                                                1.57%(c)
=============================================================================
Ratio of net investment income (loss) to average net assets         (1.18)%(c)
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate                                                11%
_____________________________________________________________________________
=============================================================================

(a)  Calculated using average shares outstanding.
(b)  Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $9,640.

                                                                INSTITUTIONAL
                                                                    CLASS
                                                                --------------
                                                                MARCH 17, 2002
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                   JUNE 30,
                                                                     2002
                                                                --------------
Net asset value, beginning of period                               $ 24.61
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.04)(a)
------------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)            (3.02)
==============================================================================
    Total from investment operations                                 (3.06)
==============================================================================
Net asset value, end of period                                     $ 21.55
______________________________________________________________________________
==============================================================================
Total return(b)                                                     (12.43)%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $     9
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    0.89%(c)
------------------------------------------------------------------------------
  Without fee waivers                                                 1.14%(c)
==============================================================================
Ratio of net investment income (loss) to average net assets          (0.57)%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate                                                 11%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b)  Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $9,617.

AS OF JUNE 30, 2002

BOARD OF TRUSTEES              OFFICERS                                   OFFICE OF THE FUND
Robert H. Graham               Robert H. Graham                           11 Greenway Plaza
                               Chairman and President                     Suite 100
Frank S. Bayley                                                           Houston, TX 77046
                               Gary T. Crum
Bruce L. Crockett              Senior Vice President                      INVESTMENT ADVISOR
Albert R. Dowden               Carol F. Relihan                           A I M Advisors, Inc.
                               Senior Vice President and Secretary        11 Greenway Plaza
Edward K. Dunn Jr.                                                        Suite 100
                               Dana R. Sutton                             Houston, TX 77046
Jack M. Fields                 Vice President and Treasurer
                                                                          TRANSFER AGENT
Carl Frischling                Stuart W. Coco                             A I M Fund Services, Inc.
                               Vice President                             P.O. Box 4739
Prema Mathai-Davis                                                        Houston, TX 77210-4739
                               Melville B. Cox
Lewis F. Pennock               Vice President                             CUSTODIAN
                                                                          State Street Bank and Trust Company
Ruth H. Quigley                Karen Dunn Kelley                          225 Franklin Street
                               Vice President                             Boston, MA 02110
Louis S. Sklar
                               Edgar M. Larsen                            COUNSEL TO THE FUND
                               Vice President                             Ballard Spahr
                                                                          Andrews & Ingersoll, LLP
                                                                          1735 Market Street
                                                                          Philadelphia, PA 19103

                                                                          COUNSEL TO THE TRUSTEES
                                                                          Kramer, Levin, Naftalis & Frankel LLP
                                                                          919 Third Avenue
                                                                          New York, NY 10022

                                                                          DISTRIBUTOR
                                                                          A I M Distributors, Inc.
                                                                          11 Greenway Plaza
                                                                          Suite 100
                                                                          Houston, TX 77046

                            EQUITY FUNDS

    DOMESTIC EQUITY FUNDS                 INTERNATIONAL/GLOBAL EQUITY FUNDS         A I M Management Group Inc. has provided
                                                                                    leadership in the mutual fund industry since
       MORE AGGRESSIVE                             MORE AGGRESSIVE                  1976 and manages approximately $135 billion in
                                                                                    assets for more than 9 million shareholders,
AIM Opportunities I(1,2)                   AIM Developing Markets                   including individual investors, corporate
AIM Opportunities II(1,2)                  AIM European Small Company               clients and Financial institutions.*
AIM Opportunities III(1,2)                 AIM Asia Pacific Growth(2)
AIM Emerging Growth                        AIM International Emerging Growth            The AIM Family of Funds--Registered
AIM Small Cap Growth(3)                    AIM Global Aggressive Growth             Trademark-- is distributed nationwide. AIM is
AIM Aggressive Growth                      AIM European Growth(2)                   a subsidiary of AMVESCAP PLC, one of the
AIM Mid Cap Growth                         AIM Euroland Growth(4)                   world's largest independent financial services
AIM Dent Demographic Trends                AIM International Growth(2)              companies with $364 billion in assets under
AIM Constellation                          AIM Global Growth                        management.*
AIM Large Cap Growth                       AIM Worldwide Spectrum
AIM Weingarten                             AIM Global Trends
AIM Small Cap Equity                       AIM International Core Equity(2)
AIM Capital Development
AIM Mid Cap Core Equity(2)                               MORE CONSERVATIVE
AIM Select Equity
AIM Premier Equity II(2)                                SECTOR EQUITY FUNDS
AIM Premier Equity(2)
AIM Blue Chip                                            MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                  AIM New Technology
AIM Charter                                AIM Global Science and Technology(2)
AIM Basic Value                            AIM Global Energy(5)
AIM Large Cap Basic Value                  AIM Global Infrastructure(4)
AIM Balanced                               AIM Global Financial Services
AIM Basic Balanced                         AIM Global Health Care
                                           AIM Global Utilities
       MORE CONSERVATIVE                   AIM Real Estate

                                                         MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

    TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                          MORE AGGRESSIVE

AIM High Yield II                          AIM High Income Municipal
AIM High Yield                             AIM Municipal Bond
AIM Strategic Income                       AIM Tax-Free Intermediate
AIM Income                                 AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                           MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE


When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (4) On 8/23/02, AIM Euroland Growth Fund and AIM Global Infrastructure Fund were closed to new investors. (5) On 9/1/01 AIM Global Resources Fund was renamed AIM Global Energy Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 6/30/02                                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       SCG-SAR-1

A I M DISTRIBUTORS, INC.